As filed with the Securities & Exchange Commission on April 30, 1997

                                                               File No. 33-20957
                                                              File No. 811-05451


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

Pre-Effective Amendment No. _____                                            [ ]


Post-Effective Amendment No.    10                                           [X]


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]


Amendment No.    11


                        (Check appropriate box or boxes)
                               USLICO Series Fund
               (Exact Name of Registrant as Specified in Charter)

               4601 North Fairfax Drive, Arlington, Virginia 22203 (Address of Principal Executive Offices) (Zip Code)

                 Registrants's Telephone Number: (800) 338-7737

                           Robert B. Saginaw, Esquire


                           20 Washington Avenue South
                          Minneapolis, Minnesota 55401
                     (Name and Address of Agent for Service)


              It is proposed that this filing will become effective
                             (check appropriate box)


[X]   Immediately  upon filing  pursuant to paragraph (b) of Rule 485

[ ]   On (date), pursuant to paragraph (b) of Rule 485
[ ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]   on (date) pursuant to paragraph (a)(1) of Rule 485
[ ]   75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ]   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment


The Registrant has chosen to register an indefinite number of shares under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 was filed on February 20, 1997.


                              CROSS REFERENCE SHEET


          ITEM NO.
         FORM N-1A                          PART A HEADING IN PROSPECTUS

         Item 1.............................Cover Page
         Item 2.............................Synopsis - Not Applicable
         Item 3.............................Condensed Financial Information
         Item 4.............................General  Description of the Fund;  Investment  Objectives
                                             and Policies;  Investment  Strategies  and  Performance;
                                             Description  of  Securities  and  Investment  Techniques;
                                             Investment  Restrictions;   Risk  Factors  and  Special
                                             Considerations
         Item 5.............................Management of the Fund
         Item 5A............................Management's Discussion of Fund Performance
         Item 6.............................Description of the Fund's Shares; Dividends, Distribution and Taxes
         Item 7.............................Purchase of Shares; Net Asset Value Exchanges; Investment Performance
         Item 8.............................Redemption or Shares
         Item 9.............................Legal Proceedings - Not Applicable

                                            PART B HEADING IN STATEMENT OF ADDITIONAL INFORMATION

         Item 10............................Cover Page
         Item 11............................Table of Contents
         Item 12............................Introduction; General Information and History
         Item 13............................Description of Securities and Investment Techniques
         Item 14............................Management of the Fund; Trustees; Compensation of Trustees;
                                             Custodian; Administrative Services Agreement
         Item 15............................Control Persons and Principal Holders of Securities
         Item 16............................Investment Adviser, Subadvisor, and Other Services
         Item 17............................Portfolio Transactions and Brokerage
         Item 18............................Capital Stock and other Securities
         Item 19............................Purchase and Redemption; Net Asset Value
         Item 20............................Taxation
         Item 21............................Distribution of Fund Shares
         Item 22............................Calculation of Performance Data; Performance Comparisons
         Item 23............................Financial Statements; Independent Auditors' Report

                                            PART C HEADING - OTHER INFORMATION

         Item 24............................Financial Statements and Exhibits
         Item 25............................Persons Controlled by or Under Common Control With Registrant
         Item 26............................Number of Holders of Securities
         Item 27............................Indemnification
         Item 28............................Business and Other Connections with the Investment Adviser
         Item 29............................Principal Underwriters
         Item 30............................Location of Accounts and Records
         Item 31............................Management Undertakings
         Item 32............................Undertakings



                               USLICO SERIES FUND
                            4601 NORTH FAIRFAX DRIVE
                            ARLINGTON, VIRGINIA 22203
                                 (800) 338-7737


     USLICO  Series Fund (the  "Fund") is an  open-end,  diversified  management investment company currently consisting of four separate series (the "Portfolios"), each of which has its own investment objective and policies. As of the date of this Prospectus, shares of the Portfolios are sold to separate accounts of ReliaStar United Services Life Insurance Company and ReliaStar Bankers Security Life Insurance Company to serve as the investment medium for Variable Life Insurance Policies (the "Policies") issued by these companies. The separate accounts invest in shares of one or more of the Portfolios, in accordance with allocation instructions received from policy owners. Such allocation rights are described further in the accompanying Prospectus offering the variable life insurance policies.


          The four Portfolios of the Fund are as follows:

                    The Stock Portfolio
                    The Money Market Portfolio
                    The Bond Portfolio
                    The Asset Allocation Portfolio

     Information about the investment objective and restrictions of each Portfolio, along with a detailed description of the types of securities in which each Portfolio may invest, are set forth in this Prospectus. There can be no assurance that the investment objective for any Portfolio will be achieved.

     NONE OF THE PORTFOLIOS ARE INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. WHILE THE MONEY MARKET PORTFOLIO INTENDS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO OBTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


     This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information, dated April 30, 1997, containing additional and more detailed information about the Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. The Statement of Additional Information is available without charge and may be obtained by writing to the Fund at the address printed above or calling the Fund at (800) 338-7737, extension 3623. The Statement of Additional Information is also available without charge upon request by writing to ReliaStar at the above address or by calling (800) 621-3750, and it may also be obtained by accessing the SEC's internet web site (http://www.sec.gov).

     SHARES OF THE FUND ARE AVAILABLE EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS AS AN INVESTMENT VEHICLE FOR VARIABLE INSURANCE CONTRACTS. THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OFFERING THE VARIABLE INSURANCE CONTRACT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY A BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                 The date of this Prospectus is April 30, 1997.



                                TABLE OF CONTENTS


DESCRIPTION                                                                                                                PAGE
-----------                                                                                                                ----
CONDENSED FINANCIAL INFORMATION........................................................................................        3
GENERAL DESCRIPTION OF THE FUND........................................................................................        8
INVESTMENT OBJECTIVES AND POLICIES.....................................................................................        9
       The Stock Portfolio.............................................................................................        9
       The Money Market Portfolio......................................................................................       10
       The Bond Portfolio..............................................................................................       11
       The Asset Allocation Portfolio..................................................................................       11
DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES....................................................................       12
       U.S. Government Securities......................................................................................       12
       Mortgage-Related Securities.....................................................................................       12
       Repurchase Agreements...........................................................................................       13
       Certificates of Deposit.........................................................................................       13
       Bankers' Acceptances............................................................................................       13
       Commercial Paper................................................................................................       13
       Corporate Debt Securities.......................................................................................       13
       Options -- Calls................................................................................................       14
INVESTMENT RESTRICTIONS................................................................................................       14
       Additional Investment Restrictions Applicable to the Money Market and Bond Portfolios...........................       15
       Diversification.................................................................................................       15
RISK FACTORS AND SPECIAL CONSIDERATIONS................................................................................       15
MANAGEMENT OF THE FUND.................................................................................................       16
       Investment Advisers.............................................................................................       16
       Portfolio Managers..............................................................................................       17
       Management Fees.................................................................................................       18
       Other Expenses..................................................................................................       18
       Total Expenses..................................................................................................       18
MANAGEMENT DISCUSSION OF FUND PERFORMANCE..............................................................................       19
       The Stock Portfolio.............................................................................................       19
       The Bond Portfolio..............................................................................................       20
       The Asset Allocation Portfolio..................................................................................       21
DISTRIBUTOR, CUSTODIAN, DIVIDEND DISBURSING, TRANSFER AGENT
AND ACCOUNT SERVICES AGENT.............................................................................................       22
EXCHANGES..............................................................................................................       22
PORTFOLIO TRANSACTIONS.................................................................................................       22
DESCRIPTION OF THE FUND'S SHARES.......................................................................................       23
       Capitalization..................................................................................................       23
       Voting Rights...................................................................................................       23
DIVIDENDS, DISTRIBUTION AND TAXES......................................................................................       23
       Federal Income Tax Status.......................................................................................       23
       Distributions and Dividends.....................................................................................       24
PURCHASE OF SHARES.....................................................................................................       24
NET ASSET VALUE........................................................................................................       25
REDEMPTION OF SHARES...................................................................................................       25
INVESTMENT PERFORMANCE.................................................................................................       26
INDEPENDENT AUDITORS...................................................................................................       27


                         CONDENSED FINANCIAL INFORMATION

     The following tables give information regarding income, distributions, portfolio value changes and other information about the Common Stock, Money Market, Bond and Asset Allocation Portfolios of the USLICO Series Fund (formerly Bankers Security and United Services Variable Life Separate Accounts I, II, III and IV), on a per fund share outstanding basis. The information is presented under the continuing-entity basis of accounting, as if the Reorganization described under "General Description of the Fund" had always been in effect. Data shown for the periods prior to 1988 is derived solely from Bankers Security Variable Life Separate Account which was deemed to be the principal predecessor entity.


     The information in the tables for the years ended December 31, 1996 and 1995 was derived from financial statements of the Fund audited by Deloitte & Touche LLP, independent auditors of the Fund.

     The information in the tables for the period January 1, 1987 through December 31, 1994 has been derived from financial statements of the Fund (as restated to give effect to the Reorganization described herein), for the same period, which have been audited by KPMG Peat Marwick LLP, independent auditors. The financial statements are incorporated by reference into the Statement of Additional Information.




                                                                        COMMON STOCK PORTFOLIO
                                                                      YEAR ENDED DECEMBER 31, 1996

                                       1996          1995         1994          1993          1992          1991            1990
                                       ----          ----         ----          ----          ----          ----            ----
FINANCIAL HIGHLIGHTS
Net Asset Value, beginning of
period                                $12.62        $10.37       $11.23        $10.45        $10.55          $9.97         $11.81
Income from investment
operations:
  Net investment income                 0.34          0.36         0.36          0.32          0.38           0.38           0.37
  Net realized and unrealized
gains
    (losses) on securities              2.55          2.95        (0.05)         0.78          0.22           1.37          (1.15)
                                    ---------     ---------    ---------     ---------     ---------       --------       ---------
   Total from investment                2.89          3.31         0.31          1.10          0.60           1.75          (0.78)
operations
Distributions:
   Distribution of income              (0.33)        (0.37)       (0.36)        (0.32)        (0.70)         (0.29)         (0.58)
   Distribution of capital             (1.93)        (0.69)       (0.81)            0             0          (0.88)         (0.48)
gains
                                    ---------     ---------    ---------     ---------     ---------      --------       ---------
Net asset value, end of period        $13.25        $12.62       $10.37        $11.23        $10.45         $10.55          $9.97
                                    =========     =========    =========     =========     =========      =========      =========

Total return                           22.90%        31.92%        2.76%        10.53%         5.69%         17.55%         (6.60%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period          $23,558,091  $19,968,336   $14,687,489  $12,449,453   $11,102,452   $10,128,224    $7,807,886

Expense to average net assets       0.75%        0.63%         0.75%        0.75%         0.75%         0.78%          0.72%
Net investment income to
    average net assets              2.50%        3.07%         3.23%        2.93%         3.53%         3.61%          3.46%
Portfolio turnover rate             79.17%       62.51%        59.41%       51.27%        36.00%        98.05%         43.06%
Weighted average number of
    shares outstanding for year
    ended December 31               1,575,455    1,450,668     1,195,719    1,079,215     994,102       847,572        729,023



                             COMMON STOCK PORTFOLIO
                          YEAR ENDED DECEMBER 31, 1996

                                        1989            1988             1987
                                        ----            ----             ----
FINANCIAL HIGHLIGHTS
(CONTINUED)
Net Asset Value, beginning of
period                                 $10.36           $9.76            $9.64
Income from investment
operations:
  Net investment income                  0.33            0.52             0.42
  Net realized and unrealized
gains
    (losses) on securities               2.17            0.80            (0.30)
                                     ---------       ---------        ---------
   Total from investment                 2.50            1.32             0.12
operations
Distributions:
   Distribution of income               (0.33)          (0.53)               0
   Distribution of capital              (0.72)          (0.19)               0
gains
                                     ---------       ---------        ---------
Net asset value, end of period         $11.81          $10.36            $9.76
                                     =========       =========        =========

Total return                            24.13%          10.80%            3.73%

RATIOS/SUPPLEMENTAL DATA
(CONTINUED)
Net assets, end of period            $8,203,966      $6,876,501      $4,192,224

Expense to average net assets         0.84%           0.50%           0.26%
Net investment income to
    average net assets                2.90%           5.20%           3.30%
Portfolio turnover rate               30.28%          12.79%          56.85%
Weighted average number of
    shares outstanding for year
    ended December 31                 663,118         614,675         512,620




                                                                        MONEY MARKET PORTFOLIO
                                                                     YEAR ENDED DECEMBER 31, 1996

                                        1996          1995         1994          1993          1992          1991           1990
                                        ----          ----         ----          ----          ----          ----           ----
FINANCIAL HIGHLIGHTS
Net Asset Value, beginning of
period                                 $1.00         $1.00        $1.00         $1.00         $1.00          $1.00          $1.00
Income from investment
operations:
  Net investment income                 0.05          0.05         0.04          0.02          0.03           0.05           0.07
  Net realized and unrealized
gains
    (losses) on securities                 0             0            0             0             0              0              0
                                    ---------     ---------    ---------     ---------     ---------      ---------      ---------
   Total from investment                0.05          0.05         0.04          0.02          0.03           0.05           0.07
operations
Distributions:
   Distribution of income              (0.05)        (0.05)       (0.04)        (0.02)        (0.03)         (0.05)         (0.07)
   Distribution of capital                 0             0            0             0             0              0              0
gains
                                    ---------     ---------    ---------     ---------     ---------      ---------      ---------
Net asset value, end of period         $1.00         $1.00        $1.00         $1.00         $1.00          $1.00          $1.00
                                    =========     =========    =========     =========     =========      =========      =========

Total return                            5.00%         5.00%        4.00%         2.00%         3.00%          5.00%          7.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period          $5,979,861   $5,819,470    $5,752,426   $5,371,877    $5,464,509    $5,329,151     $4,984,823

Expense to average net assets       0.75%        0.63%         0.75%        0.75%         0.75%         0.75%          0.68%
Net investment income to
    average net assets              4.77%        5.37%         3.54%        2.42%         2.98%         5.30%          7.52%
Portfolio turnover rate             N/A          N/A           N/A          N/A           N/A           N/A            N/A
Weighted average number of
    shares outstanding for year
    ended December 31              5,897,797    5,763,272     5,527,212    5,386,166     5,433,008     5,144,416      4,730,373


                             MONEY MARKET PORTFOLIO
                          YEAR ENDED DECEMBER 31, 1996

                                        1989             1988             1987
                                        ----             ----             ----
FINANCIAL HIGHLIGHTS
(CONTINUED)
Net Asset Value, beginning of period    $1.00            $1.00            $1.00
Income from investment
operations:
  Net investment income                  0.08             0.08             0.08
  Net realized and unrealized
gains
    (losses) on securities                  0                0                0
                                     ---------        ---------        ---------
   Total from investment                 0.08             0.08             0.08
operations
Distributions:
   Distribution of income               (0.08)           (0.08)           (0.08)
   Distribution of capital                  0                0                0
gains
                                     ---------        ---------        ---------
Net asset value, end of period          $1.00            $1.00            $1.00
                                     =========        =========        =========

Total return                            8.00%            8.00%            8.00%

RATIOS/SUPPLEMENTAL DATA
(CONTINUED)
Net assets, end of period           $4,616,689     $4,109,710       $2,535,315

Expense to average net assets        0.84%          0.10%            0.27%
Net investment income to
    average net assets               8.39%          8.00%            6.50%
Portfolio turnover rate              N/A            N/A              N/A
Weighted average number of
    shares outstanding for year
    ended December 31                4,421,651      3,896,950        2,928,408




                                                                         BOND PORTFOLIO
                                                                 YEAR ENDED DECEMBER 31, 1996

                                       1996          1995         1994          1993          1992           1991           1990
                                       ----          ----         ----          ----          ----           ----           ----

FINANCIAL HIGHLIGHTS
Net Asset Value, beginning of
period                                $10.38         $9.41       $10.49        $10.21        $10.21          $9.65         $10.00
Income from investment
operations:
  Net investment income                 0.64          0.66         0.67          0.70          0.73           0.79           0.78
  Net realized and unrealized
gains
    (losses) on securities             (0.36)         1.04        (1.06)         0.37          0.06           0.58          (0.36)
                                     ---------     ---------    ---------     ---------    ---------       ---------      ---------
   Total from investment                0.28          1.70        (0.39)         1.07          0.79           1.37           0.42
operations
Distributions:
   Distribution of income              (0.64)        (0.66)       (0.67)        (0.70)        (0.79)         (0.79)         (0.76)
   Distribution of capital                 0         (0.07)       (0.02)        (0.09)            0          (0.02)         (0.01)
gains
                                     ---------     ---------    ---------     ---------     ---------      ---------      ---------
Net asset value, end of period        $10.02        $10.38        $9.41        $10.49        $10.21         $10.21          $9.65
                                     =========     =========    =========     =========     =========      =========      =========

Total return                            2.70%        18.07%       (3.72%)       10.48%         7.74%         14.20%          4.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period          $2,783,385   $3,068,825    $2,484,720   $2,631,773    $2,507,559    $2,512,214     $2,255,591

Expense to average net assets       0.75%        0.63%         0.75%        0.75%         0.75%         0.81%          0.61%
Net investment income to
    average net assets              6.45%        6.49%         6.67%        6.62%         7.16%         7.86%          8.22%
Portfolio turnover rate             47.37%       32.67%        10.94%       19.04%        41.30%        12.17%         10.56%
Weighted average number of
    shares outstanding for year
    ended December 31               284,090      276,475       254,126      243,616       238,112       236,131        235,850




                                 BOND PORTFOLIO
                          YEAR ENDED DECEMBER 31, 1996

                                                                     Period from
                                                                       6/25/87
                                                                     (inception)
                                                                         to
                                        1989            1988           12/31/87
                                        ----            ----           --------
FINANCIAL HIGHLIGHTS
(CONTINUED)
Net Asset Value, beginning of
period                                 $9.63            $9.66            $9.52
Income from investment
operations:
  Net investment income                 0.78             0.92             0.39
  Net realized and unrealized
gains
    (losses) on securities              0.40             0.03            (0.25)
                                     ---------       ---------        ---------
   Total from investment                1.18             0.95             0.14
operations
Distributions:
   Distribution of income              (0.78)           (0.95)               0
   Distribution of capital             (0.03)           (0.03)               0
gains
                                     ---------       ---------        ---------
Net asset value, end of period        $10.00            $9.63            $9.66
                                     =========       =========        =========

Total return                           12.25%            9.83%            1.47%

RATIOS/SUPPLEMENTAL DATA
(CONTINUED)
Net assets, end of period            $2,375,680     $2,227,057       $2,090,880

Expense to average net assets         0.89%          0.50%            0.02%
Net investment income to
    average net assets                7.90%          6.50%            8.10%
Portfolio turnover rate               4.32%          4.18%                 -
Weighted average number of
    shares outstanding for year
    ended December 31                 230,848        217,798          107,366



                                                                 ASSET ALLOCATION PORTFOLIO
                                                                YEAR ENDED DECEMBER 31, 1996

                                       1996         1995         1994          1993          1992          1991           1990
                                       ----         ----         ----          ----          ----          ----           ----

FINANCIAL HIGHLIGHTS
Net Asset Value, beginning of
period                                $11.82        $10.18       $11.26        $10.71        $10.71         $10.08         $10.83
Income from investment
operations:
  Net investment income                 0.53          0.55         0.55          0.58          0.61           0.61           0.64
  Net realized and unrealized
gains
    (losses) on securities              0.94          2.01        (0.70)         0.58          0.19           0.87          (0.55)
                                    ---------     ---------    ---------     ---------      ---------     ---------      ---------
   Total from investment                1.47          2.56        (0.15)         1.16          0.80           1.48           0.09
operations
Distributions:
   Distribution of income              (0.53)        (0.55)       (0.55)        (0.58)        (0.78)         (0.58)         (0.69)
   Distribution of capital             (0.91)        (0.37)       (0.38)        (0.03)        (0.02)         (0.27)         (0.15)
gains
                                    ---------     ---------    ---------     ---------     ---------      ---------      ---------
Net asset value, end of period        $11.85        $11.82       $10.18        $11.26        $10.71         $10.71         $10.08
                                    =========     =========    =========     =========     =========      =========      =========

Total return                           12.44%        25.15%       (1.33%)       10.83%         7.47%         14.68%          0.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period          $14,614,568  $13,675,779   $10,548,284  $9,127,047    $8,054,067    $6,540,186     $4,497,556

Expense to average net assets       0.75%        0.63%         0.75%        0.75%         0.75%         0.77%          0.69%
Net investment income to
    average net assets              4.39%        4.81%         5.09%        5.09%         5.61%         5.78%          6.17%
Portfolio turnover rate             61.98%       44.97%        28.53%       27.80%        26.79%        39.91%         19.54%
Weighted average number of
    shares outstanding for year
    ended December 31               1,148,567    1,068,503     892,257      772,390       665,240       507,445        393,425



                           ASSET ALLOCATION PORTFOLIO
                          YEAR ENDED DECEMBER 31, 1996

                                                                    Period from
                                                                      6/25/87
                                                                    (inception)
                                                                        to
                                     1989             1988           12/31/87
                                     ----             ----           --------
FINANCIAL HIGHLIGHTS
(CONTINUED)
Net Asset Value, beginning of
period                               $9.97            $9.72           $10.26
Income from investment
operations:
  Net investment income               0.59             0.72             0.33
  Net realized and unrealized
gains
    (losses) on securities            1.09             0.29            (0.87)
                                   ---------       ---------        ---------
   Total from investment              1.68             1.01            (0.54)
operations
Distributions:
   Distribution of income            (0.58)           (0.68)               0
   Distribution of capital           (0.24)           (0.08)               0
gains
                                  ---------        ---------        ---------
Net asset value, end of period      $10.83            $9.97            $9.72
                                  =========        =========        =========

Total return                         16.85%           10.39%           (5.26%)

RATIOS/SUPPLEMENTAL DATA
(CONTINUED)
Net assets, end of period            $4,072,387     $2,617,965       $2,085,034

Expense to average net assets         0.87%          0.50%            0.26%
Net investment income to
    average net assets                5.53%          5.21%            6.20%
Portfolio turnover rate               17.03%         5.28%            9.48%
Weighted average number of
    shares outstanding for year
    ended December 31                 310,973        236,949          102,740


                         GENERAL DESCRIPTION OF THE FUND

     The Fund is an open-end, diversified management investment company that was organized as a Massachusetts business trust on January 19, 1988.


     The Fund is the successor for accounting purposes to the Separate Account I (a Stock Account), Separate Account II (a Money Market Account), Separate Account III (a Bond Account), and Separate Account IV (an Asset Allocation Account) of United Services Life Insurance Company and Separate Account I (a Stock Account), Separate Account II (a Money Market Account), Separate Account III (a Bond Account), and Separate Account IV (an Asset Allocation Account) of Bankers Security Life Insurance Society (collective, the "USL and BSL Separate Accounts"). On April 30, 1988, the investment-related assets and liabilities of the USL and BSL Separate Accounts were transferred to the Stock, Money Market, Bond, and Asset Allocation Portfolios of the Fund. This transaction was pursuant to separate Agreements and Plans of Reorganization of United Services Life Insurance Company, the USL Separate Accounts, and USLICO Series Fund and Bankers Security Life Insurance Society, the BSL Separate Accounts and USLICO Series Fund, respectively. At the same time, the USL Separate Accounts were combined into one continuing separate account, United Services Variable Life Separate Account I, which was simultaneously reorganized to operate as a unit investment trust under the 1940 Act rather than an open-end diversified management company. Similarly, the BSL Separate Accounts were reorganized into one continuing separate account, Bankers Security Variable Life Separate Account I, which was simultaneously reorganized to operate as a unit investment trust under the 1940 Act rather than an open-end diversified management company. On July 1, 1996 Bankers Security Life Insurance Society changed its name to ReliaStar Bankers Life Insurance Company. United Services Life Insurance Company changed its name to ReliaStar United Services Life Insurance Company on January 1, 1997. Both companies are wholly-owned subsidiaries of ReliaStar Financial Corp.

     ReliaStar Financial Corp. is a Minneapolis-based holding company. ReliaStar, through its affiliates, offers individual life insurance and annuities, employee benefits, retirement plans, life and health reinsurance, mutual funds, personal finance education and residential mortgages.

     As a "series"  type of mutual fund,  the Fund issues  shares of  beneficial interest relating to separate series of investment portfolios currently consisting of the Stock Portfolio, Money Market Portfolio, Bond Portfolio, and Asset Allocation Portfolio. Additional Portfolios may be established in the future. An interest in the Fund is limited to the assets of the particular Portfolio in which shares are held, and shareholders of each Portfolio are entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains in the investment of such Portfolio. Each Portfolio share outstanding carries a par value of $.001. The Fund has an unlimited number of shares authorized.

     The Fund's shares are sold only to separate accounts of insurance companies to serve as the investment medium for variable insurance products. Currently, the shares of the Fund are sold only to separate accounts (the "Separate Accounts") of ReliaStar United Services Life Insurance Company ("RUSL") and ReliaStar Bankers Security Life Insurance Company ("RBSL"), a wholly-owned subsidiary of RUSL, to serve as an investment medium for variable life insurance policies issued by these companies. These separate accounts invest in shares of the Fund in accordance with allocation instructions received from policy owners. In the future, shares of the Fund may be sold to other separate accounts of RUSL or RBSL, or to separate accounts of other affiliated insurance companies to serve as the investment medium for other variable life insurance policies or variable annuity contracts. To the extent the Fund serves as the funding medium for variable life insurance policies and variable annuity contracts, the Fund's Board of Trustees will monitor events in order to identify any material irreconcilable conflicts that may possibly arise between such policy owners and contract owners and to determine what action, if any, should be taken in response thereto.


                       INVESTMENT OBJECTIVES AND POLICIES

     The USLICO Series Fund currently offers four Portfolios with separate investment objectives as described below. There can be no assurance that any of the Portfolios will achieve its investment objective or objectives. Each Portfolio is subject to the general risk of changing economic conditions, as well as the risk inherent in the ability of the Investment Adviser to make changes in the Portfolio's investments in anticipation of changes in economic, business, or other financial conditions. As with any security, a risk of loss is inherent in an investment in Fund shares.

     The different types of securities and investment techniques used by the individual Portfolios all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a risk of market decline. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time called for by an instrument. In addition, because the value of debt instruments rises and falls inversely with interest rates generally, the longer the maturity of a debt security, the more volatile it will be in terms of changes in value. Because each Portfolio seeks a different investment objective, each is subject to varying degrees of financial and market risks.

     Certain types of investments and investment techniques common to one or more Portfolios are described in greater detail, including the risks of each, in this Prospectus under "Description of Securities and Investment Techniques" and in the Statement of Additional Information.

     The Portfolios are subject to investment restrictions that are described under the heading "Investment Restrictions." Those investment restrictions so designated and the investment objective of each Portfolio are "fundamental policies" of the Fund, which means that they may not be changed without a majority vote of shareholders of the affected Portfolio. Except for the investment objectives and those restrictions specifically identified as fundamental, all investment policies and practices described in this Prospectus and in the Statement of Additional Information are not fundamental, meaning that the Board of Trustees may change them without shareholder approval.

THE STOCK PORTFOLIO

     The Stock Portfolio's investment objective is to achieve intermediate and long-term capital growth. A reasonable level of income is a secondary objective. To achieve its objective, the Portfolio invests primarily in common stock of companies believed by the Adviser to offer above average growth potential over both the intermediate and the long term. There can be no assurance that this objective will be achieved.

     Under normal circumstances, at least 70% of the Portfolio's assets will be invested in common stock (including debt securities convertible into common stock). The majority of such common stock will be listed on a national securities exchange, although the Portfolio may also invest in stocks that are traded over-the-counter on the NASDAQ national market system. The Portfolio may also invest in convertible preferred stocks, convertible debt securities, non-convertible debt securities, U.S. Government securities, commercial paper, and other money market instruments, including repurchase agreements maturing in seven days or less. The Portfolio will invest only in debt securities in the top four rating categories of either Standard and Poor's Corporation ("S&P") (AAA, AA, A, and BBB) or Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, and
Baa), or, if not rated, of comparable quality in the judgment of the Adviser, and in commercial paper and money market instruments eligible for purchase by the Money Market Portfolio.

     The Portfolio may also seek to enhance the return on its common stock portfolio by writing covered call options that are standardized and traded on a United States securities exchange or board of trade (See "Options -- Calls" under "Investment Techniques" in this prospectus.)

     The Portfolio will retain a flexible approach to the investment of funds and the portfolio composition may vary with the economic outlook. Therefore, when, in the judgment of the Adviser, current cash needs or market or economic conditions warrant a temporary defensive position, the Portfolio may invest to a greater degree in short-term U.S. Government securities, commercial paper, and other money market instruments.

THE MONEY MARKET PORTFOLIO

     The investment objective of the Money Market Portfolio is to seek maximum current income consistent with the preservation of capital and the maintenance of liquidity by investing in "money market" instruments meeting specified quality standards. The Portfolio may invest only in high-quality instruments with a maturity or remaining maturity of 12 months or less from the date of purchase, and may include the following: U.S. Government securities; commercial paper maturing in nine months or less from the date of purchase if rated A-1 by S&P or Prime-1 by Moody's, or, if not rated, issued by issuers having outstanding debt securities rated at least AA by S&P or at least Aa by Moody's; debt obligations rated at least AA by S&P or at least Aa by Moody's, or, if not rated, issued by issuers having outstanding debt securities with such a rating; repurchase agreements maturing in seven days or less with Federal Reserve System banks or with dealers in U.S. Government securities; and negotiable certificates of deposit, bankers' acceptances, fixed-time deposits, and other obligations of federally chartered domestic banks, savings banks, or savings and loan associations having total assets of $1 billion or more. The Portfolio will not invest in any fixed-time deposit maturing in more than 7 days if, as a result, more than 10% of the value of its total assets would be invested in such fixed-time deposits and other illiquid securities. The Portfolio may also invest in fixed-time or other deposits with a state-chartered bank that acts as custodian to the Fund, provided that any such bank has total assets of $2 billion or more. The Portfolio may also purchase obligations that mature in 12 months or less from the date of purchase if the obligation is accompanied by a guarantee of principal and interest provided that the guarantee is that of a bank or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Portfolio.


     In addition to its other policies and restrictions, the Money Market Portfolio is subject to the investment restrictions of Rule 2a-7 under the Investment Company Act of 1940. Rule 2a-7 requires that the Portfolio maintain an average weighted maturity of not more than 90 days and invest exclusively in securities that mature within 397 days. Rule 2a-7 also requires that all investments by the Portfolio be limited to United States dollar-denominated investments that: (1) present "minimal credit risks," and (2) are at the time of acquisition "Eligible Securities." Eligible Securities include, among others, securities that are rated by two Nationally Recognized Statistical Rating Organizations ("NRSROs") in one of the two highest categories for short-term debt obligations, such as A-1 or A-2 by S&P, or P-1 or P-2 by Moody's. Eligible Securities also include a long-term security if its issuer has received from two NRSROs a rating, with respect to a class of short-term debt obligations that currently is comparable in priority and security with the long-term security, in one of the two highest rating categories. It is the responsibility of the Adviser of the Portfolio to determine that the Fund's investments present only "minimal credit risks" and are Eligible Securities.

     Under Rule 2a-7, 95% of the assets of the Portfolio must be invested in Eligible Securities that are deemed First Tier Securities, which include, among others, securities rated by two NRSROs in the highest category (such as A-1 and P-1). Rule 2a-7 also requires that: (1) the Portfolio may not (with certain exceptions) invest more that 5% of its total assets in securities of a single issuer; and (2) the Portfolio's investment in Second Tier Securities of a single issuer may not exceed the greater of 1% of the Portfolio's total assets or $1 million. Repurchase agreements can be entered into only with regard to Government securities or securities that are rated in the highest rating category by two NRSROs.



THE BOND PORTFOLIO

     The Bond Portfolio's investment objective is to provide a high level of income consistent with prudent investment risk by investing primarily in investment-grade intermediate to long-term corporate bonds and other debt securities. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its principal objective. To achieve this objective, the Portfolio invests primarily in securities rated in the top four rating categories of either S&P (AAA, AA, A, and BBB) or Moody's (Aaa, Aa, A, and Baa) or, if not rated, of equivalent quality in the judgment of the Adviser. The Portfolio may also invest in U.S. Government securities, commercial paper, certificates of deposit, and other money market instruments eligible for purchase by the Money Market Portfolio. The Portfolio will not invest in common stocks, rights, or other equity securities. There can be no assurance that the Portfolio's objectives will be achieved.

     The weighted average maturity of the securities in the Portfolio will vary from time to time depending upon the judgment of the Adviser as to prevailing conditions in the economy and the securities markets and the prospects for interest rate changes among different categories of fixed-income securities. Under normal circumstances, more than 80% of the Portfolio's assets will be invested in fixed-income securities, including convertible and non-convertible debt securities. Under unusual market or economic conditions, the Adviser, for defensive or other purposes, may increase the amount of the Portfolio's assets invested in U.S. Government securities, cash, and money market obligations that can be purchased by the Money Market Portfolio, including certificates of deposit and other bank obligations, commercial paper, and other fixed-income securities.

     Since shares of the Portfolio normally represent an investment primarily in debt securities with market prices that may vary, the value of the Portfolio's shares will vary as the aggregate value of the Portfolio's investments increases or decreases. Although the Portfolio will invest only in investment-grade debt securities, the market price of the Portfolio's securities will likely be affected by changes in interest rates since the market value of debt obligations may be expected to rise and fall inversely with interest rates generally. As interest rates rise, the market value of fixed-income securities will likely fall, adversely affecting the value of the Portfolio. Debt obligations with longer maturities that typically provide the best yield will subject the
Portfolio  to  relatively   greater   price   fluctuations   than   shorter-term
obligations.

THE ASSET ALLOCATION PORTFOLIO

     The Asset Allocation Portfolio's investment objective is to seek, over the intermediate and long-term, a high total return, consistent with prudent investment risk by investing in common stocks, securities convertible into common stocks, intermediate to long-term debt obligations and money market instruments. Total return is the sum of dividend and interest income and capital changes in the assets of the Portfolio. While this Portfolio will generally emphasize investment in common stocks of larger capitalization issues and in investment-grade debt securities, the Portfolio may also invest in stocks of smaller and emerging growth companies. The Portfolio will invest only in debt securities rated in the top four rating categories of either S&P (AAA, AA, A, and BBB) or Moody's (Aaa, Aa, A, and Baa) or, if not rated, of equivalent quality in the judgment of the Adviser, and in money market obligations eligible for purchase by the Money Market Portfolio. In furtherance of its objective, the Portfolio may also write covered call options traded on United States securities exchanges or boards of trade. (See "Options -- Calls" at Page 14.) There can be no assurance that the Portfolio's investment objective will be achieved.

     The Adviser will determine the composition of the Portfolio based upon an assessment of economic and market trends and the anticipated relative total return available from investment in a particular type of security. Accordingly, at any given time, the Portfolio may be substantially invested in common stocks, debt securities, or money market securities. In determining asset allocation, the Adviser may consider, among other factors, economic conditions, growth potential of the economy, the securities markets, currency and tax considerations, and other pertinent financial, social, national, and political factors.

     Because of the flexible investment policy of the Portfolio, turnover may be greater than for a portfolio that does not allocate assets among various types of securities, which may result in greater transactional costs.

               DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

     U.S. GOVERNMENT SECURITIES--are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates). In these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full. Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the Treasury. However, they involve federal sponsorship in one way or another: some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks. All of the Portfolios may invest in U.S. Government securities.

     MORTGAGE-RELATED SECURITIES--The Bond and Asset Allocation Portfolios may invest in GNMA certificates and FNMA and FHLMC mortgage-backed obligations.

     GNMA Certificates: GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.

     FNMA and FHLMC Mortgage-Backed Obligations: The Federal National Mortgage Association ("FNMA"), a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

     Risks of Mortgage-Related Securities: In the case of mortgage pass-through securities such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, early repayment of principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience on the underlying pool of mortgages.

     REPURCHASE AGREEMENTS--are agreements by which the Portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or a recognized securities dealer) to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for a Portfolio to maintain liquidity and earn income over periods of time as short as overnight.

     The underlying securities on repurchase agreements are ordinarily U.S. Government securities, but may be other securities in which the Portfolio might otherwise invest. A Portfolio will enter into repurchase agreements only if they are fully collateralized. The market value of the collateral, including accrued interest, will equal or exceed the repurchase price, and the collateral will be in the actual or constructive possession of the Portfolio.

     A Portfolio will enter only into repurchase agreements that mature in seven days or less. A repurchase agreement subjects a Portfolio to the risk of the ability of the seller to pay the repurchase price on the delivery date; however, the underlying security constitutes the collateral for the seller's obligation. In addition, the Adviser will enter into repurchase agreements with parties that it considers creditworthy. In the event the seller does default, the Portfolio may incur (i) a loss if the value of the collateral declines and (ii) disposition costs in connection with liquidating the collateral. In the event bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.

     CERTIFICATES OF DEPOSIT--are certificates issued against funds deposited in a bank, are for definite period of time, earn a specified rate of return, and are normally negotiable.

     BANKERS' ACCEPTANCES--are short-term credit instruments issued by corporations to finance the import-export transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity. These instruments reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

     COMMERCIAL PAPER--All Portfolios may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued by bank holding companies, corporations, and finance companies. The commercial paper purchased by a Portfolio will consist of direct obligations of domestic issuers which, at the time of investment, (i) meet the rating standard for particular Portfolios as specified in the section on Investment Objectives and Policies, or (ii) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Portfolio may invest.

     CORPORATE DEBT SECURITIES--All Portfolios may invest in corporate debt securities of domestic issuers. The debt securities in which a Portfolio may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria or other standards set forth for that particular Portfolio, or, if not so rated, are, in the Adviser's opinion, comparable in quality to corporate debt securities in which a Portfolio may invest.

     The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with the interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

     OPTIONS--CALLS--The Stock Portfolio and the Asset Allocation Portfolio may write (i.e., sell) call options ("calls") if (i) after any sale, not more than 25% of that Portfolio's total assets are subject to calls; (ii) the calls are traded on a domestic securities exchange or board of trade; and (iii) the calls are "covered." The option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio. When the Portfolio writes a call, it receives a premium and agrees to sell the callable securities to a purchaser at a fixed exercise price (which may differ from the market price of the underlying security) regardless of market price changes during the call period. The Portfolio may purchase a call only in a "closing purchase transaction" to terminate its obligation on a call which it has written. For as long as the Portfolio remains obligated as a writer of a call, it forgoes the opportunity to profit from increases in the market price of the underlying security above the call price. The principal objective in writing covered calls is to attempt to attain, through the receipt of premiums from expired calls and net profits, if any, from closing purchase transactions, a greater current return than might be realized by holding the securities without writing calls.

                             INVESTMENT RESTRICTIONS

     Each Portfolio's investment objective as set forth under "Investment Objectives and Policies," together with the investment restrictions set forth below, are fundamental policies of each existing Portfolio and may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting shares of that Portfolio. The vote of a majority of the outstanding voting securities of a Portfolio means the vote at an annual or special meeting of: (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Portfolio, whichever is the less. Under these restrictions, an existing Portfolio may not:

     1.   Purchase securities on margin or make short sales;

     2. Invest more than 25% of its total assets in securities of any one particular industry nor invest more than 5% of its assets in any one issuer, except that these restrictions do not apply to investments in U.S. Government securities and the 25% limit does not apply to the Money Market or Bond Portfolios for securities or obligations issued by U.S. banks;

     3.   Invest in more than 10% of any issuer's outstanding voting securities;

     4.   Invest in securities of other investment companies;

     5.   Participate in the underwriting of securities;

     6. Borrow, pledge, or hypothecate its assets, except that a Portfolio may borrow from banks for temporary purposes, but any such borrowing is limited to an amount equal to 25% of a Portfolio's net assets and a Portfolio will not purchase additional securities while borrowing funds in excess of 5% of that Portfolio's net assets;

     7.   Invest for the purpose of exercising control over any company;

     8.   Invest in commodities or commodity contracts;

     9. Purchase warrants, or write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof, except the Stock and Asset Allocation Portfolios may write covered call options as described in the section Investment Techniques;

     10. Make investments in real estate or mortgages except that a Portfolio may purchase readily marketable securities of companies holding real estate or interest therein, or in oil, gas, or development programs;

     11. Purchase securities having legal or contractual restrictions on resale;

     12. Make any loans of securities or cash, except that a Portfolio may, consistent with its investment objective and policies, (i) invest in debt obligations including bonds, debentures, or other debt securities, bank and other depository institution obligations, and commercial paper, even though the purchase of such obligations may be deemed the making of loans, and (ii) enter into repurchase agreements;

     13.  Issue senior securities; and

     14. Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days or in portfolio securities that are not readily marketable.

ADDITIONAL INVESTMENT RESTRICTIONS APPLICABLE TO THE MONEY MARKET AND BOND PORTFOLIOS

     The Fund has adopted the following investment restrictions applicable only to the Money Market and Bond Portfolios under which such Portfolios may not do the following:

     1.   Invest in common stocks or other equity securities; and

     2.   Invest in securities  of companies  which,  together with  predecessor
          companies,   have  a  record  of  less  than  five  years   continuous
          operations.

     If a percentage restriction is adhered to at the time of an investment for any Portfolio, a later increase or decrease in percentage resulting from a change in the value of portfolio securities or the amount of the Portfolio's net assets will not be considered a violation of any of the foregoing restrictions.


DIVERSIFICATION

     As indicated by the second fundamental investment restriction set forth above, each Portfolio operates as a "diversified" fund. In addition, each Portfolio intends to conduct its operations so that it will comply with diversification requirements of Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code"), and qualify as a "regulated investment company." In order to qualify as a regulated investment company, each Portfolio must limit its investments so that at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer. The Code requires that not more than 25% in value of each Portfolio's total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year. These restrictions do not apply to investments in U.S. Government securities. The 25% limit does not apply to the Money Market Fund or the Bond Portfolio for securities or obligations issued by U.S. Banks.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

GENERALLY

     The value of a Portfolio's investments, and as a result the net asset value of the Portfolio's shares, will fluctuate in response to changes in the market and economic conditions as well as the financial condition and prospects of issuers in which the Portfolio invests. Because of the risks associated with the Fund's investments, the Fund is intended as a long term investment vehicle for Variable Life Insurance Policies and is not designed to provide policyholders with a means of speculating on short-term stock market movements. While the Fund may compare its total returns for benchmarking purposes to the total returns of broad based securities indices (such as the S&P 500), the Fund is not managed to replicate the securities contained in such indices and therefore may achieve returns which are less than such indices.

REPURCHASE AGREEMENTS

     In entering into a repurchase agreement, the Portfolio bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Portfolio is delayed, or prevented from, exercising its rights to dispose of the underlying securities, including the risk of possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

OPTIONS

     Participation in the options market involves investment risks and transaction costs to which the Portfolio would not be subject, absent the use of this strategy. If predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Portfolio may leave it in a worse position than if such strategy was not used. Risks inherent in the use of options include: (a) dependency on the ability of the Portfolio Manager, as the case may be, to predict correctly movements in the direction of interest rates and securities prices; (b) imperfect correlation between the price of options and movements in the prices of the securities; (c) the fact that the skills needed to use these strategies are unique to this investment technique; and (d) the possible need to defer closing out certain positions. See "Description of Securities and Investment Techniques" in the Statement of Additional Information.


                             MANAGEMENT OF THE FUND

     The business and affairs of the Fund are managed under the direction of its Board of Trustees according to applicable laws of the Commonwealth of Massachusetts and the Fund's Declaration and Agreement of Trust. The Trustees are Richard C. Kaufman, Chairman, David H. Roe, President, Jeri A. Eckhart, and Wayne O. Jefferson, Jr. Additional information about the Trustees and the Fund's executive officers may be found in the Statement of Additional Information under the heading "Management of the Fund."

INVESTMENT ADVISERS


     Effective April 1, 1995, the Fund entered into an Investment Advisory Agreement with Washington Square Advisers, Inc. (the "Adviser"). The Adviser's address is 100 Washington Square, Suite 700, Minneapolis, Minnesota 55401. Effective April 1, 1995 the Fund, the Adviser and Newbold's Asset Management, Inc. (the "Sub-Adviser") entered into a Sub-Investment Advisory Agreement under which the Sub-Adviser provides advisory services to the Stock Portfolio and the equity portion of the Asset Allocation Portfolio of the Fund. The address of the Sub-Adviser is 950 Haverford Road, Bryn Mawr, PA 19010. Both agreements were reapproved by the Board of Trustees on March 5, 1997.


     The Sub-Adviser was founded in 1943 and incorporated in June, 1988 for the purpose of acquiring all the assets and liabilities of Newbold's Asset
Management. The Sub-Adviser is a wholly owned Subsidiary of United Asset Management Corporation. No Trustee of the Fund has any financial interest in the Sub-Adviser or its affiliates.

     Subject to overall supervision of the Fund's Board of Trustees, the Adviser exercises overall responsibility for the investment and reinvestment of the Fund's assets for which it has primary investment responsibility and continuously monitors and supervises all aspects of the Sub-Adviser's performance of its investment advisory duties. In so doing, the Adviser manages the day-to-day investment operations of the Fund and the composition of the investment portfolios of the Bond and Money Market Portfolios and the assets of the Asset Allocation Portfolio not allocated to the management of the
Sub-Adviser, including the purchase, retention and disposition of the investments, securities and cash contained therein, in accordance with each Portfolio's investment objectives and policies as stated in the Fund's Declaration and Agreement of Trust, By-Laws, Prospectus and Statement of Additional Information as from time to time in effect. With the assistance of the Sub-Adviser, the Adviser determines the portion of the Asset Allocation Portfolio to be allocated to the management of the Sub-Adviser.

     Subject to the overall responsibility of the Fund's Board of Trustees and the Adviser, the Sub-Adviser will exercise overall responsibility for the investment and reinvestment of the Stock Portfolio and the portion of the assets of the Asset Allocation Portfolio allocated by the Adviser to the Sub-Adviser. In so doing, the Sub-Adviser will manage the day-to-day operations of the investment portfolio of the Stock Portfolio and the portion of the Asset
Allocation Portfolio for which it has primary advisory responsibility, which includes all equity investments and will manage the composition of these Portfolios, including the purchase, retention and disposition of the investments, securities and cash contained therein, in accordance with each Portfolio's investment objectives and policies as stated in the Fund's Declaration and Agreement of Trust, By-Laws, Prospectus and Statement of Additional Information as from time to time in effect. The Sub-Adviser will furnish to the Board of Trustees such periodic and special reports as the Board may reasonably request. The Sub-Adviser will also implement purchases and sales of investments for each Portfolio in a manner consistent with such investment policies, as from time to time amended.

     At the Fund's request, the Adviser will provide, without charge, personnel, who may be the Fund's officers, to render certain clerical, accounting, administrative and other services, other than investor services, to the Fund as it may from time to time request. Also, the Adviser will furnish to the Fund, without additional charge, such administrative and management supervision and office facilities, which may be the Adviser's own offices, as the Adviser may believe appropriate or as the Fund may reasonably request, subject to the requirements of any regulatory authority to which the Adviser may be subject. However, the Fund may also hire its own employees and contract for services to be performed by third parties.


     The Adviser is a wholly-owned subsidiary of ReliaStar Financial Corp. ReliaStar Financial Corp. is also the parent company of ReliaStar United Services Life Insurance Company, which is the parent company of ReliaStar Bankers Security Life Insurance Company. The Adviser was established in 1981. As of December 31, 1996, total net assets of the four Portfolios of the Fund were approximately $46.9 million.


PORTFOLIO MANAGERS


     The Stock Portfolio, and that portion of the Asset Allocation Portfolio investing primarily in stocks, is managed by James H. Farrell, Jr., who since March, 1997 has had the primary responsibility for the day to day investment management of those assets. He is the Chief Investment Officer of the Sub-Adviser, Newbold's Asset Management, and a Chartered Financial Analyst
(CFA). Mr. Farrell has 27 years of investment management experience and has been employed by the Sub-Adviser since 1996. From 1980 through 1994, he was employed by Cashman, Farrell and Associates performing senior portfolio management responsibilities, and from 1994 to 1996 he was a principal in Farrell & Seiwell Investment Advisors. He is a cum laude graduate of Tufts University and earned his MBA from Drexel University.

     The Money Market and Bond Portfolios, and that portion of the Asset Allocation Portfolio which invests in bonds and money market assets, is managed by Gregory Hanson. He has been the Portfolio manager for these assets since April, 1995. He is a Senior Vice President and Portfolio Manager of the Adviser, Washington Square Advisers, where he has served in its investment department since August 1979. He has an MBA degree in Finance from the University of St. Thomas, St. Paul, Minnesota, and is a Chartered Financial Analyst (CFA).


MANAGEMENT FEES


     Under the Investment Advisory Agreement, the Adviser is compensated for its services at a quarterly fee based on an annual percentage of the average daily net assets of each Portfolio. For each Portfolio, the Fund pays the Adviser a fee at a maximum annual rate of .50% of the first $100 million of the average daily net assets of the Portfolio, and .45% of the average daily net assets of the Portfolio in excess of $100 million. During 1996 and 1995, the Adviser was paid a fee at an annual rate of .25% of the net asset value of the Portfolios, except for the period from January 1, 1995 to June 30, 1995 during which no investment advisory fee was charged pending approval of new advisory agreements June 30, 1995. For the years 1996, 1995, and 1994, the Fund paid the Adviser the following management fees: Stock Portfolio, $53,353, $23,450 and $33,276, respectively; Money Market Portfolio, $14,752, $7,184 and $13,776, respectively; Bond Portfolio, $7,176, $3,692, and $6,302 respectively; Asset Allocation Portfolio, $34,689, $16,081 and $24,168, respectively.


     The Adviser pays the Sub-Adviser on a quarterly basis, based on the value of the assets under the Sub-Adviser's Management on the last day of the quarter, an annual fee of .50% on the first $20 million, .40% on the next $20 million and
 .30% thereafter. The Fund does not directly compensate the Sub-Adviser.


     The Investment Advisory Agreement with the Adviser and the Sub-Advisory Agreement were approved by a majority of the Board (including a majority of the non-interested Trustees) on March 1, 1995, effective April 1, 1995, and approved by Fund Shareholders on June 30, 1995. Assuming shareholder approval, the Agreements will continue in effect so long as they are approved at least annually by (i) the holders of a majority of the outstanding voting securities of the Fund or by the Board and (ii) a majority of the non-interested Trustees [as defined in the Investment Company Act of 1940 (the "1940 Act)]. The Agreements were re-approved most recently by the Board and a majority of the non-interested trustees on March 5, 1997. Each Agreement will terminate automatically in the event of its assignment, and may be terminated without penalty on sixty days' written notice by any party to the Agreement. (See "Description of the Fund's Shares -- Voting Rights" at Page 18.)


OTHER EXPENSES


     The Fund bears all costs of its operations. Such costs include fees to the Adviser, shareholder servicing costs, trustees' fees and expenses, legal, accounting services, auditing fees, custodian fees, printing and supplies, registration fees, and others. Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to the net assets of each Portfolio. In 1996, 1995, and 1994, the Fund paid $219,940, $189,587, and
$155,043 respectively for these services.


TOTAL EXPENSES


     In 1996, the management fee (computed on an annualized basis as a percentage of the net asset value of each Portfolio) and the total operating expenses as a percentage of average net assets of each Portfolio were as follows:



                                                                              TOTAL EXPENSES
PORTFOLIO                                  MANAGEMENT FEE              (INCLUDING MANAGEMENT FEES)
---------                                  --------------              ---------------------------
Common Stock Portfolio                              .25%                            .75%
Money Market Portfolio                              .25%                            .75%
Bond Portfolio                                      .25%                            .75%
Asset Allocation Portfolio                          .25%                            .75%



                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

STOCK PORTFOLIO

     Newbold's Asset Management, Inc. (the Sub-Adviser') is responsible for the investments and reinvestments of the Stock Portfolio's assets. They are "value oriented" in their investment philosophy, which means they proceed from the premise that investment value and return can best be realized through buying companies with a low price relative to current earnings. This "bottom up" approach seeks to identify companies whose earnings growth suggests an increasing stream of future dividend income, and whose shares' pricing represents a level below realizable value.

     In the continued strong stock market environment during 1996, Newbold's participated reasonably well given their value style investment approach. Individual stock selection, particularly in the Energy and Healthcare sectors, contributed positively to the year's results. The shortfall in return relative to the S&P 500 was largely due to the Fund's underweighting in bank stocks and the high-performing Technology sector relative to index, and to a higher weighting in the lagging Utility sector. Newbold's investment approach precluded them from holding a full market weighting in Technology due to the increased weighting in the Financial sector and reduced commitment to Utility stocks in comparison with the prior year. Consistent with Newbold's investment philosophy, the Fund continues to be positioned in a portfolio of high quality stocks with low valuations and high current dividend yields.


                               [GRAPHIC GOES HERE]



Comparison of Ten Year Cumulative Total Return
Between the Stock Portfolio and the S&P 500 Index

                                    12/86            12/87             12/88            12/89             12/90            12/91

TOTAL RETURN
Stock Portfolio-Per F/S             11.96            3.73              10.80            24.13             (6.60)           17.55
S&P 500 Index total return          18.62            5.18              16.61            29.92             (1.79)           30.47
   incl divs


TOTAL RETURN APPLIED TO BASE-Source for Chart
Stock Portfolio (Italics)           10.0             10.4              11.5             14.3              13.3             15.7
S&P 500 Index                       10.0             10.5              12.3             15.9              15.6             20.4


Comparison of Ten Year Cumulative Total Return
Between the Stock Portfolio and the S&P 500 Index

                                    12/92             12/93             12/94            12/95             12/96

TOTAL RETURN
Stock Portfolio-Per F/S             5.69              10.53             2.76             31.92             22.90
S&P 500 Index total return          7.62              10.06             1.32             37.58             22.96
   incl divs


TOTAL RETURN APPLIED TO BASE-Source for Chart
Stock Portfolio (Italics)           16.6              18.3              18.8             24.8              30.5
S&P 500 Index                       22.0              24.2              24.5             33.7              41.5




*- $10,000 INVESTED ON 12/31/86 IN FUND OR INDEX INCLUDING REINVESTMENT OF DIVIDENDS FISCAL YEARS ENDED 12/31

     The Standard and Poor's ("S&P) 500 Index is an unmanaged, market value weighted index of 500 widely held common stocks. The index includes industrial, utility, financial and transportation stocks primarily, but not exclusively, traded on the New York Stock Exchange. The S&P 500 represents approximately 77% of the NYSE market capitalization. The index assumes that no operating expenses, transaction fees or sales charges are incurred by a hypothetical investor who directly owns the securities maintained in the index. In order to outperform the index over any specific time frame, a fund must return to investors an amount greater than that provided by the index plus total operating expenses.

     Returns include the reinvestment of all distributions at Net Asset Value and the change in share price for the stated period, but exclude insurance and administration charges assessed by the insurance company separate accounts. Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

THE BOND PORTFOLIO

     The responsibility for investments and reinvestments in the Bond Portfolio is with Washington Square Advisers, Inc. (the "Adviser"), which is affiliated with ReliaStar Bankers Security Life Insurance Company and ReliaStar United Services Life Insurance Company. Investments are primarily in investment-grade intermediate to long-term corporate bonds. During 1996, the Bond Portfolio was primarily invested in corporate bonds rated "A" or better by Moody's or Standard & Poor's. The Portfolio holds no Collateralized Mortgage Obligations. The average maturity of the bonds was less than ten years. The composition of the Portfolio holdings tended to have heavier emphasis on corporate bonds than that of its most representative industry index, which is the Lehman Brothers Government/Corporate Bond Index. The Total Return for 1996, after all expenses at the Portfolio level was 2.70%.


                               [GRAPHIC GOES HERE]



Comparison of 114 Month Cumulative Total Return
Between the Bond Portfolio and the Lehman Bros Gov't Corp Index

                                    6/25/87          12/87             12/88            12/89             12/90            12/91

TOTAL RETURN
Bond Portfolio-Per F/S                               1.47              9.83             12.25             4.20             14.20
Lehman Index Total Return                            1.15              7.59             14.24             8.28             16.13


TOTAL RETURN APPLIED TO BASE-Source for Chart
Bond Portfolio (Italics)            10.0             10.1              11.1             12.5              13.0             14.9
Lehman Bros Gov't Corp Index        10.0             10.1              10.9             12.4              13.5             15.6


Comparison of 114 Month Cumulative Total Return
Between the Bond Portfolio and the Lehman Bros Gov't Corp Index

                                                     12/92             12/93            12/94             12/95            12/96

TOTAL RETURN
Bond Portfolio-Per F/S                               7.74              10.48            (3.72)            18.07            2.70
Lehman Index Total Return                            7.58              11.03            (3.51)            19.24            2.90


TOTAL RETURN APPLIED TO BASE-Source for Chart
Bond Portfolio (Italics)                             16.0              17.7             17.1              20.1             20.7
Lehman Bros Gov't Corp Index                         16.8              18.7             18.0              21.5             22.1



*- $10,000 INVESTED ON 6/25/87 IN FUND OR 7/1/87 IN INDEX INCLUDING REINVESTMENT OF DIVIDENDS FISCAL YEARS ENDED 12/31

     The Lehman Brothers Corporate/Bond Index is a broad, unmanaged index of securities of United States Municipalities. The index assumes that no operating expenses, transaction fees or sales loads are incurred by a hypothetical investor who directly owns the securities maintained in the index. In order to outperform an index over any specific time frame, a fund must return to investors an amount greater than that provided by the index plus total operating expenses. For this reason, few fixed income funds are able to outperform broad market indices over the long term. The chart above is comprised of data that represents the cumulative total return of a hypothetical investment of $10,000 made on the dates the Fund commenced operations through December 31, 1996.

     Returns include the reinvestment of all distributions at Net Asset Value and the change in share price for the stated period, but exclude insurance and administration charges assessed by the insurance company separate accounts. Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

THE ASSET ALLOCATION PORTFOLIO

     This Portfolio consists of stocks, intermediate to long term bonds of primarily investment grade and money market instruments. The stocks are chosen by Newbold's, which is also responsible for choosing the stocks in the Stock Portfolio. It is a "value oriented" investment manager and uses the same strategies to pick stocks for this Portfolio as is described under "Investment Strategies and Performance of the Stock Portfolio." The Adviser for the bonds and money market portions is Washington Square Advisers, Inc. During 1996, the bonds in the Portfolio were primarily corporate bonds rated "A" or better by Moody's or Standard and Poor's. The Portfolio holds no Collateralized Mortgage obligations. The average maturity of the bonds was less than ten years. Bond holdings were slightly shorter in duration with heavier emphasis on corporate bonds than that of Lehman Brothers Government/Corporate Bond Index. The Total Return for 1996, after all expenses at the Portfolio level, was 12.44%.


                              [GRAPHIC GOES HERE]



Comparison of 114 Month  Cumulative  Total Return  Between the Asset  Allocation
Portfolio, Lehman Bros Gov't Corp Index and S&P 500 Index

                                    6/25/87          12/87             12/88            12/89             12/90            12/91

TOTAL RETURN
Asset Allocation Portfolio-Per F/S                  (5.26)             10.39            16.85              0.83            14.68
S&P 500 Index                       18.62            5.18              16.61            29.92             (1.79)           30.47

TOTAL RETURN APPLIED TO BASE-Source for Chart
Asset Allocation Portfolio (Italics)10.0              9.5              10.5             12.2              12.3             14.1

Lehman Bros Gov't Corp Index        10.0             10.1              10.9             12.4              13.5             15.6
S&P 500 Index (underline)           10.0             10.3              12.0             15.5              15.3             19.9

Comparison of 114 Month Cumulative Total Return
Between the Asset Allocation Portfolio, Lehman Bros Gov't Corp Index and S&P 500 Index

                                                     12/92             12/93            12/94             12/95            12/95

TOTAL RETURN
Asset Allocation Portfolio-Per F/S                   7.47              10.83             (1.33)           25.15            12.44
S&P 500 Index                                        7.62              10.06              1.32            37.58            22.96


TOTAL RETURN APPLIED TO BASE-Source for Chart
Asset Allocation Portfolio (Italics)                 15.2              16.8             16.6              20.8             23.4
Lehman Bros Gov't Corp Index                         16.8              18.7             18.0              21.5             22.1
S&P 500 Index (underline)                            21.4              23.6             23.9              32.9             40.4



*- $10,000 INVESTED ON 6/25/87 IN FUND OR 7/1/87 IN INDEX INCLUDING REINVESTMENT OF DIVIDENDS FISCAL YEARS ENDED 12/31

     The Lehman Brothers Corporate/Bond Index is a broad, unmanaged index of securities of United States Municipalities. The index assumes that no operating expenses, transaction fees or sales loads are incurred by a hypothetical investor who directly owns the securities maintained in the index. In order to outperform an index over any specific time frame, a fund must return to investors an amount greater than that provided by the index plus total operating expenses. For this reason, few fixed income funds are able to outperform broad market indices over the long term. The chart above is comprised of data that represents the cumulative total return of a hypothetical investment of $10,000 made on the dates the Fund commenced operations through December 31, 1996.

     Returns include the reinvestment of all distributions at Net Asset Value and the change in share price for the stated period, but exclude insurance and administration charges assessed by the insurance company separate accounts. Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

       DISTRIBUTOR, CUSTODIAN, DIVIDEND DISBURSING AGENT, TRANSFER AGENT,
                   ADMINISTRATIVE AND ACCOUNT SERVICES AGENT

DISTRIBUTOR

     The distributor for shares of the Fund is Washington Square Securities, Inc., a wholly-owned subsidiary of ReliaStar Financial Corp. The distributor's address is 20 Washington Avenue South, Minneapolis, Minnesota, 55402. It is a Registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers and an affiliate of RUSL and RBSL. Washington Square Securities, Inc. acts a distributor without remuneration from the Funds.

CUSTODIAN

     Crestar Bank, a Virginia banking institution serves as custodian for the Fund's portfolio securities. See - "Management of the Fund - Custodian" in the Statement of Additional Information.

DIVIDEND DISBURSING, TRANSFER AGENT, ADMINISTRATIVE AND ACCOUNT SERVICES AGENT

     RUSL acts as the Fund's dividend disbursing, transfer, administrative and accounting services agent pursuant to an Administrative Services Agreement (the "Administration Agreement") by and between the Fund, RUSL, and the Adviser. See
- "Management of the Fund - Administrative Services Agreement" in the Statement of Additional Information.


                                    EXCHANGES

     Shares of any one Portfolio may be exchanged for shares of any of the other Portfolios in the Fund, all of which are described in this Prospectus. Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of one or more of the other Portfolios and are effected at the respective net asset values per share of each Portfolio on the date of the exchange. The Fund reserves the right to modify or discontinue its exchange privilege at any time without notice.

                             PORTFOLIO TRANSACTIONS

     Pursuant to the Investment Advisory Agreement, the Adviser places orders for the purchase and sale of portfolio investments for the Fund's Portfolios with brokers or dealers selected by it in its discretion. In executing transactions, the Adviser will attempt to obtain the best execution for a Portfolio taking into account such factors as price (including the applicable brokerage experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In effecting purchases and sales of portfolio securities in transactions on United States stock exchanges for the account of the Fund, the Adviser may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.


     Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Adviser and Board of Trustees. It is anticipated that the annual portfolio turnover, as defined above, will not exceed the following limits of the Portfolios under normal market conditions: Stock Portfolio -- 125%, Bond Portfolio -- 100%, and Asset Allocation Portfolio -- 150%. Increased portfolio turnover may result in greater brokerage commissions. In 1996, the Portfolio turnover rate was: Stock Portfolio -- 79.17%, Bond Portfolio --47.37%, and Asset Allocation Portfolio -- 61.98%.


     Market conditions and changes in interest rates may result in turnover at a greater or lesser rate than anticipated. For information on calculating portfolio turnover, see the section "Portfolio Turnover" in the Statement of Additional Information.

                        DESCRIPTION OF THE FUND'S SHARES

CAPITALIZATION

     The Fund was organized as a Massachusetts business trust on January 19, 1988, and currently consists of four separately managed Portfolios. The Board of Trustees may establish additional Portfolios in the future. The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Fund are fully paid, non-assessable, and freely transferable.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration and Agreement of Trust disclaims liability of the shareholders, Trustees, or officers of the Fund for acts or obligations of the Fund, which are binding only on the assets and property of the Fund and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Fund or the Trustees. The Declaration and Agreement of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations and thus should be considered remote.

VOTING RIGHTS

     Shareholders of the Fund are given certain voting rights. Massachusetts business trust law does not require the Fund to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio, or for the Fund as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving an advisory contract. In accordance with current laws, it is anticipated that an insurance company issuing one or more variable contracts that participate in the Fund will request voting instructions from owners of the contracts and will vote shares or other voting interests in the separate account in proportion to the voting instructions received. The Fund's Declaration and Agreement of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as a Trustee either by declaration in writing or a meeting called for such a purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

                        DIVIDENDS, DISTRIBUTION AND TAXES

FEDERAL INCOME TAX STATUS

     Each Portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Under such provisions, a Portfolio will not be subject to federal income tax on the part of its net investment income and its realized capital gains that it distributes to the Separate Account. Such income and capital gains distributions are automatically reinvested in additional shares of the Portfolio.

     Distributions of any net investment income and of any net realized short-term capital gains are treated as ordinary income for tax purposes in the hands of the shareholder (Separate Account). The excess of any net long-term capital gains over the net short-term capital losses will, to the extent distributed, be treated as long-term capital gains in the hands of the Separate Account regardless of the length of time the Separate Account may have held the shares.

     The Code generally imposes a 4 percent excise tax on a portion of the undistributed income of a regulated investment company if that company fails to distribute required percentages of its ordinary income and capital gain net income. Each portfolio intends to employ practices that will eliminate or minimize the imposition of this excise tax. To comply with regulations under
Section 817(h) of the Code, beginning after the first anniversary of investment in the Fund, each Portfolio will be required to diversify its investments. Generally, a Portfolio will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by securities of any one issuer, no more than 70% is represented by securities of any two issuers, no more than 80% is represented by securities of any three issuers, and no more than 90% is represented by securities of any four issuers. For this purpose, each U.S. Government agency and instrumentality is to be treated as a separate issuer. A special rule allows an investment medium underlying variable life insurance contracts to include an unlimited amount of Treasury securities (a direct obligation of the U.S. Treasury) so long as its assets other than Treasury securities are adequately diversified. For purposes of determining whether its assets other than Treasury securities are adequately diversified, the generally applicable percentage limitations are increased by one-half of the percentage of the value of the assets of the account that is represented by Treasury securities and such limitations are applied as if the Treasury securities were not included in the account (i.e., the increased percentage limitations are applied as if the other assets were the only assets in the account).

     Reference is made to the Prospectus for the Separate Accounts that invest in the Fund and the applicable Policy for information regarding the federal income tax treatment of distributions to the Separate Accounts.

     The foregoing is a general and abbreviated summary of the applicable federal income tax provisions currently in effect. For complete information, reference should be made to the pertinent Code sections and Treasury regulations. The Code and regulations are subject to change by legislative or administrative actions.

DISTRIBUTIONS AND DIVIDENDS

     Any distributions made by any Portfolio will be automatically reinvested in additional shares of that Portfolio, unless an election is made on behalf of a Separate Account to receive distributions in cash. Dividends or distributions by a Portfolio other than the Money Market Portfolio will reduce the per-share net asset value by the per-share amount so paid.

                               PURCHASE OF SHARES


     As of the date of this Prospectus, shares of the Fund are offered only for purchase by the separate accounts of RUSL and RBSL to serve as an investment medium for the Policies issued by each insurance company. However, shares of each Portfolio may be offered in the future to other separate accounts established by RUSL or RBSL or separate accounts of other affiliated insurance companies to serve as the underlying investment medium for both variable annuity and variable life insurance contracts. In the event that an insurance company invests in the Fund as an investment medium for variable annuity contracts, the Fund's Board will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners, and will determine what action, if any, should be taken in the event of such a conflict.


     Shares of each Portfolio are sold at their respective net asset values (without a sales charge) next computed after receipt of a purchase order.

                                 NET ASSET VALUE

     The net asset value is determined by dividing the value of each Portfolio's net assets by the number of its shares outstanding. That determination is made once each business day, Monday through Friday, exclusive of federal holidays at or about 4 p.m., eastern standard time, on each day that the New York Stock Exchange is open for trading. The Board of Trustees has established procedures to value each Portfolio's assets to determine net asset value. In general, these valuations are based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities. The net asset values per share of each Portfolio will fluctuate in response to changes in market conditions and other factors, except that the Money Market Portfolio will attempt to maintain a constant net asset value per share of $1.00, which will not fluctuate in response to changes in market conditions.

     The Money Market Portfolio attempts to maintain a constant net asset value per share by using the amortized cost method of valuation for its portfolio securities. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. See the Statement of Additional Information for a description of certain conditions and procedures followed by the Portfolio in connection with amortized cost valuation.

     All other Portfolios are valued as follows:

     Portfolio securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales price, or, if no sales are reported, the latest available bid price obtained from a quotation reporting system or from established market makers. In other cases, securities are valued at their fair value as determined in good faith by the Board of Trustees of the Fund, although the actual calculations may be made by persons acting under the direction of the Board. Money market instruments are valued at market value, except that instruments maturing in sixty days or less are valued using the amortized cost method of valuation.

     Debt securities (other than obligations having a maturity of sixty days or less at their date of acquisition) are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less are generally valued at amortized cost.

     When a Portfolio writes a call option, the amount of the premium is included in the Portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium paid for an option purchased by the Portfolio is recorded as an asset and subsequently adjusted to market value.

                              REDEMPTION OF SHARES

     Shares of any Portfolio may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Fund (i) when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted, (ii) because an emergency exists, as determined by the Securities and Exchange Commission, making disposal of portfolio securities or valuation of new assets not reasonably practicable, and
(iii) whenever the Securities and Exchange Commission has by order permitted such suspension or postponement for the protection of shareholders.


                             INVESTMENT PERFORMANCE

GENERALLY

     Performance information for a Portfolio may be compared in advertisements, sales literature, and reports to shareholders to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare a Portfolio's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolio. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. Advertisements or sales literature containing any such comparisons will also be accompanied by performance information for a Separate Account to which the Fund offers its shares, and such information will be comparable to the performance information given for the Fund. The Fund may also include in communications to Fund shareholders evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized such as:
Barron's, Business Week, Forbes, Institutional Investor, Investor's Daily, Money, Kiplinger's Personal Finance Magazine, Morningstar Mutual Fund Values, The New York Times, USA Today, and the Wall Street Journal.

     Advertisements and other sales literature may refer to "yield," "effective yield," "average annual total return," "cumulative total return," and may compare such performance quotations with published indices and comparable quotations of other funds. All such figures are based on historical earnings and performance and are not intended to be indicative of future performance. Additionally, performance information may not provide a basis for comparison with other investments or other mutual funds using a different method of calculating performance.

     The investment return on, and principal value of, an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance comparisons should NOT be considered as representative of the Fund's performance for any future period.

THE MONEY MARKET PORTFOLIO

     The Fund's yield is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period, dividing the net change in account value by the value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7.

THE STOCK PORTFOLIO, THE BOND PORTFOLIO, THE ASSET ALLOCATION PORTFOLIO

     The SEC 30 day yield quotation is based on a 30 day (or one month) period ended on the date of the most recent balance sheet, (incorporated by reference in the Statement of Additional Information), computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Portfolio over a period of 1, 5, and 10 years (up to the life of the Portfolio), will reflect the deduction of a proportional share of the Portfolio's expenses (on an annual basis), and will assume that all dividends and distributions are reinvested when paid.

     Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to the Fund from the ending redeemable value of such payment (at the end of the relevant advertised period), dividing such difference by $1,000 and multiplying the quotient by 100. In calculating ending redeemable value, all income and capital gain distributions are assumed to be reinvested in additional Fund shares.

     Quotations of yield or total return for the Fund will not take into account charges or deductions against the Separate Account to which the Fund shares are sold or charges and deductions against the Policies issued by RUSL and RBSL. Performance information for a Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculation is based. Performance information should be considered in light of the Portfolios' investment objectives and policies, characteristics and quality of the Portfolios, the market conditions during the given time period, and should not be considered as representation of what may be achieved in the future.

     For  additional  information  regarding the  calculation  yield,  effective
yield,   average  annual  total  return,   and  cumulative  total  return,   see
"Calculation of Performance Data" in the Statement of Additional Information.


                              INDEPENDENT AUDITORS


     Deloitte & Touche LLP, Minneapolis, Minnesota, served as independent auditors of the Fund, for the fiscal years ending December 31, 1995-1996. From 1987 to 1994 KPMG Peat Marwick LLP served as the Fund's independent auditors.

NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR WASHINGTON SQUARE SECURITIES, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN THE STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OF SOLICITATION.



                               USLICO SERIES FUND

                       Statement of Additional Information


                                 April 30, 1997


     USLICO Series Fund (the "Fund") is an open-end, diversified management investment company currently consisting of four separate investment Portfolios: the Money Market Portfolio, the Bond Portfolio, the Stock Portfolio and the Asset Allocation Portfolio.


     The Statement of Additional Information is intended to supplement the information provided to investors in the Prospectus dated April 30, 1997, of USLICO Series Fund, and has been filed with the Securities and Exchange Commission as part of the Fund's Registration Statement. Investors should note, however, that this Statement of Additional Information is not itself a prospectus and should be read carefully in conjunction with the Fund's Prospectus and retained for future reference. The contents of this Statement of Additional Information are incorporated by reference in the Prospectus in their entirety. A copy of the Prospectus may be obtained free of charge from the Fund at the address and telephone number listed below.


                               USLICO Series Fund
                               4601 Fairfax Drive
                            Arlington, Virginia 22203
                         (800) 338-7737, extension 3623


                                TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----

Introduction..............................................................................................        1
General Information and History ..........................................................................        1
Description of Securities and Investment Techniques.......................................................        1
       U.S. Government Securities.........................................................................        1
       Mortgage-Related Securities........................................................................        2
                GNMA Certificates.........................................................................        2
                FNMA and FHLMC Mortgage-Backed Obligations................................................        2
       Bank Obligations...................................................................................        3
       Corporate Debt Securities..........................................................................        3
       Commercial Paper...................................................................................        4
       Repurchase Agreements..............................................................................        4
       Options  ..........................................................................................        4
                Risks Associated with Call Options on Securities..........................................        5
                Concentration Policy......................................................................        5
Management of the Fund....................................................................................        6
       Trustees and Executive Officers....................................................................        6
       Compensation of Trustees...........................................................................        7
Control Persons and Principal holders of Securities.......................................................        7
       The Investment Adviser and Sub-Adviser.............................................................        8
       Distribution of Fund Shares........................................................................        9
       Purchases and Redemptions..........................................................................        9
       Custodian..........................................................................................        9
       Administrative Services Agreement..................................................................        9
Portfolio Transactions and Brokerage......................................................................       10
       Brokerage and Research Services....................................................................       10
       Portfolio Turnover.................................................................................       11
Net Asset Value...........................................................................................       11
Calculation of Performance Information....................................................................       12
The Money Market Portfolio Yield .........................................................................       13
The Stock Portfolio, The Bond Portfolio, The Asset Allocation Portfolio...................................       13
       SEC 30 Day Yield...................................................................................       13
       Average Annual Total Return........................................................................       14
       Cumulative Total Return............................................................................       14
Performance Comparisons...................................................................................       15
Taxation..................................................................................................       15
Distributions.............................................................................................       16
Additional Information....................................................................................       16
       Shareholder Meetings...............................................................................       16
       Liability..........................................................................................       16
Financial Statements......................................................................................       16
Report of Independent Auditors'...........................................................................       17
Appendix I:  Corporate Bond and Commercial Paper Ratings..................................................      A-1


                                  INTRODUCTION

     This Statement of Additional Information is designed to elaborate upon the discussion of certain securities and investment techniques which are described in the Prospectus. The more detailed information contained herein is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Fund's securities and investment techniques. Captions and defined terms in this Statement of Additional Information generally correspond to like captions and terms in the Prospectus.


     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information or the Prospectus dated April 30, 1997, and, if given or made, such information or representations may not be relied upon as having been authorized by the Fund. This Statement of Additional Information does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of this Statement of Additional Information at any time shall not imply that there has been no change in the affairs of the Fund since the date hereof.


                               GENERAL INFORMATION


     USLICO Series Fund (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940 and consists of four separate series (Portfolios), each of which has its own investment objectives and policies. The Fund was organized as a business trust under the laws of Massachusetts on January 19, 1988. On January 17, 1995,
ReliaStar United Services Life Insurance Company (hereinafter "RUSL" and formerly known as "United Services Life Insurance Company") and ReliaStar Bankers Security Life Insurance Company (herein after "RBSL" and formerly known as "Bankers Security Life Insurance Society") became wholly-owned subsidiaries of ReliaStar Financial Corp. ("ReliaStar"), previously the NWNL Companies, Inc., an insurance holding company based in Minneapolis, Minnesota.

     Shares of the Portfolios are sold only to separate accounts of RUSL and RBSL to serve as the investment medium for variable life insurance policies issued by these companies. Each Portfolio share outstanding represents a beneficial interest in the respective Portfolio and carries a par value of $.001. The Fund has an unlimited number of shares authorized. All shares are non-assessable and fully transfer when issued and paid for in accordance thereof. The Fund sends its contract holders annual audited financial statements and six-month unaudited financial statements.


               DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUE

U.S. GOVERNMENT SECURITIES

     U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. U.S. Government securities include a variety of Treasury securities which differ with respect to certain items such as coupons, maturities and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. Government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates and Federal Housing Administration debentures). In these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government and, thus, they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates but, if held to maturity, will be paid in full.

     Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Financing Bank, Farm Credit Banks and the Tennessee Valley Authority. All of the Portfolios may invest in U.S. Government securities.

MORTGAGE-RELATED SECURITIES

     The Bond and Asset Allocation Portfolios may invest in GNMA certificates and FNMA and FHLMC mortgage-backed obligations. Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related organizations.

     GNMA Certificates: GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans for which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

     Interest in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the periodic payments made by the individual borrowers on the residential mortgage loans, net any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayment of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the schedule payment dates regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult as there is currently no central repository for the paper form certificates. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to the risk of delays in timely payment of income.

     Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early payments of principal on the underlying mortgages may expose a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interests rates, although they may have comparable risk of decline in value during periods of rising interest rates.

     FNMA and FHLMC Mortgage-Backed Obligations: Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Association ("FHLMC"). FNMA, a federally-chartered and privately-owned corporation, issues pass-through securities representing interest in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC, a corporate instrumentality of the United States, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the 12 Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. GNMA guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

BANK OBLIGATIONS

     Bank obligations in which all Portfolios may invest include certificates of deposit, bankers' acceptances and fixed time deposits.

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which are dependent upon the market conditions and the remaining maturity of obligations. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

     A Portfolio will not invest in any security issued by a commercial bank unless the bank is federally-chartered and has total assets of at least U.S. $1 billion, or the equivalent in other currencies. All Portfolios may invest in obligations of savings banks. A Portfolio will not invest in any security issued by a savings bank unless such institution is federally-chartered and has total assets of at least $1 billion.

CORPORATE DEBT SECURITIES

     All Portfolios may invest in corporate debt securities or obligations. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may also be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

COMMERCIAL PAPER

     All of the Portfolios may invest in commercial paper (including variable amount master demand notes) issued by U.S. corporations (1) that have the rating designated for the applicable Portfolio as described in the Prospectus in the section on Investment Objectives and Policies, or (2) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Portfolio may invest.

REPURCHASE AGREEMENTS

     All Portfolios may invest in repurchase agreements. If a Portfolio acquires securities from a bank or broker-dealer, it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of month (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflect an agreed upon market rate of return, effective for the period of time the Portfolio is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

     Under the Investment Company Act of 1940 (the "1940 Act"), repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Adviser or Sub-Adviser of a Portfolio will monitor the value of the underlying securities at the time a repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to the Portfolio. The Adviser, in accordance with procedures established by the Board of Trustees, will also evaluate the creditworthiness and financial responsibility of the banks and broker-dealers with which the Portfolio enters into repurchase agreements.

     A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements together with any other securities which are not readily marketable, would exceed ten percent (10%) of the net assets of the Portfolio. If the seller should become bankrupt or default on its obligations to repurchase the securities, a Portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Portfolio also might incur disposition costs in connection with liquidation of the securities.

OPTIONS

     In pursuing their investments objectives, the Stock and Asset Allocation Portfolios may engage in the writing of call options on debt securities.

     Writing Options on Securities: The Portfolios may write (sell) call options on debt or other securities in standardized contracts traded on national securities exchanges or boards of trade.

     A call option on a security is a contract that gives the holder of the call, in return for a premium, the right to buy the underlying security from the writer of the option at a specified exercise price at any time during the term of the option. The writer of a call option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price.

     A Portfolio may write call options only if they are "covered" or "secured". In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio.

     If an option written by a Portfolio expires unexercised, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Portfolio expires unexercised, the Portfolio realized a capital loss equal to the premium paid.

     A Portfolio may purchase a call only in a "closing purchase transaction" to terminate its obligation on a call that it has written. Prior to the earlier of exercise or expiration of the call, an option may be closed out by an offsetting purchase of a call option of the same series (type, exchange, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase transaction can be effected when the Portfolio desires.

     A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. The principal factors affecting the market value of a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

     The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of the option is marked-to-market daily and is valued at the closing price on the exchange or board of trade on which it is traded, or, if no closing price is available, at the mean between the last bid and asked prices.

RISKS ASSOCIATED WITH CALL OPTIONS ON SECURITIES:

     There are several risks associated with writing call options on securities. For example, there are significant differences between the securities and option markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use a call option involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As a writer of a covered call option, a Portfolio foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option written by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased.


CONCENTRATION POLICY

     As a fundamental policy, each Portfolio may not invest 25% or more of its total assets in the securities of any industry, nor more than 5% of its assets in any one issuer. Although, for purposes of this limitation, U.S. Government obligations are not considered to be part of any industry; therefore these restrictions do not apply to U.S. Government securities. Further, the 25% limit does not apply to the Money Market or Bond Portfolios for securities or obligations issued by U.S. Banks.




                             MANAGEMENT OF THE FUND

Trustees and Officers

Information pertaining to the Trustees and Executive Officers of the Fund is set forth below.

The Trustee and officers are as follows:



NAME AND ADDRESS                   POSITION                        PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
----------------                   --------                        -----------------------------------------------
Richard C. Kaufman                 Chairman and Trustee            Assistant  Director of Legislative  Affairs,  AUSA 1984-1994
907 Leigh Mill Road                                                Retired;  Colonel,  AUS  (Ret.);  previously  served on RUSL
Great Falls, VA  22066                                             Advisory Counsel

David H. Roe                       President, and                  Senior Vice  President,  ReliaStar  Financial  Corp. 1995 to
6060 Sugarstone Court              Trustee                         1996;  President  and Chief  Operating  Officer of USLICO
McLean, VA  22101                                                  Corporation,  1993-1995;  President  and  CEO  of  ReliaStar
                                                                   United  Services  Life  Insurance  Company   ("RUSL");   and
                                                                   ReliaStar  Bankers Security Life Insurance  Company ("RBSL")
                                                                   an officer from 1991 to 1996.

Jeri A. Eckhart                    Trustee                         Independent  Management  Consultant,   1988-present;   Board
6619 Jill Court                                                    Member, White House Fellows Foundation, 1990-present.
McLean, VA  22101

Wayne O. Jefferson, Jr.            Trustee                         Telecommunications   Consultant,   1994-present;   Executive
1003 Emerald Dr.                                                   Director,  Support Services,  LLC, Arlington,  VA 1992-1994;
Alexandria, VA  22308                                              General Manager,  Telecom Solutions,  Inc.,  Arlington,  VA,
                                                                   1991-1992;   Telecommunications  Consultant  and  President,
                                                                   Jefferson Associates, Inc., Alexandria, VA, 1989-1992.

Rebecca B. Crunk                  Vice President and Treasurer     Vice  President,  Treasurer and Controller of RUSL and RBSL;
4601 North Fairfax Drive                                           Affiliated with RUSL since 1977.
Arlington, VA  22203

Robert B. Saginaw                  Vice President, Secretary and   Vice  President  and  Associate  Counsel of RUSL since 1980.
20 Washington Avenue South         Counsel                         Associated with affiliates since 1974.
Minneapolis, MN  55401





COMPENSATION OF TRUSTEES

     The officers are "interested persons" of the Fund and are also officers of RUSL or its Affiliates and receive compensation therefrom. They do not receive additional compensation for services rendered to the Fund. The "Non-Interested" Trustees of the Board receive a fee of $500 for each meeting attended. The regular meetings of the Board are held quarterly. For the years ended December 31, 1996 and 1995, total fees paid to the Trustees aggregated $6,000 in each periods for all portfolios combined.


                                                    PENSION OR           ESTIMATED      TOTAL COMPENSATION
                                AGGREGATE       RETIREMENT BENEFITS       ANNUAL        FROM REGISTRANT AND
                              COMPENSATION      ACCRUED AS PART OF     BENEFITS UPON   FUND COMPLEX PAID TO
    NAME AND POSITION        FROM REGISTRANT       FUND EXPENSE         RETIREMENT            TRUSTEE
    -----------------        ---------------       ------------         ----------            -------
Richard C. Kaufman               $2,000                  0                   0                $2,000
Chairman and Trustee

David H. Roe                       0                     0                   0                   0
President and Trustee

Jeri A. Eckhart                  $2,000                  0                   0                $2,000
Trustee

Wayne O. Jefferson, Jr.          $2,000                  0                   0                $2,000
Trustee


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     On January 17, 1995, ReliaStar Financial Corp. ("ReliaStar") acquired USLICO. USLICO was a holding company with two primary subsidiaries: United Services Life Insurance Company, (now known as ReliaStar United Services Life Insurance Company, or "RUSL"), of Arlington, Virginia and Bankers Security Life Insurance Society (now known as ReliaStar Bankers Security Life Insurance Company or "RBSL"), of Woodbury, New York.

     USLICO Series Fund (the "Fund"), consisting of four distinct Portfolios, is an investment vehicle for the separate accounts of RUSL and RBSL. At the present time, shares of the Fund are sold exclusively to RUSL and RBSL. The shares serve as the investment medium for variable life insurance policies issued by these companies.

     Beneficial owners of more than 25% of the Fund's outstanding securities as of April 1, 1997 were: ReliaStar United Services Variable Life Separate Account I and ReliaStar Bankers Security Variable Life Separate Account I. For this purpose "control" means: (i) the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company; (ii) the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or (iii) an adjudication under the terms and conditions of the "40 Act", which has become final, that control exists.



THE INVESTMENT ADVISER AND SUB-ADVISER

     Since April 1, 1995, Washington Square Advisers, Inc. ("Washington Square" or the "Adviser") has served as Investment Adviser (the "Adviser") to the Fund pursuant to an Investment Advisory Agreement between it and the Fund. Washington Square is a wholly owned subsidiary of ReliaStar Financial Corp. From April 1988 through April 1995, the Adviser for the Fund was Bankers Centennial Management Corp. The Adviser is responsible for administering affairs of and supervising the investment program for the Fund. The Adviser also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Fund, periodic reports on the investment performance of each Portfolio.

     Effective April 1, 1995, the Fund, the Adviser and Newbold's Asset Management, Inc. (the "Sub-Adviser") entered into an Investment Advisory and a Sub-Investment Advisory Agreements. The Sub-Adviser provides advisory services to the Stock Portfolio and the Asset Allocation Portfolio of the Fund. The address of the Sub-Adviser is 950 Haverford Road, Bryn Mawr, PA 19010. Newbold's has been the Sub-Adviser for equities since July 1992.

     Subject to overall supervision of the Fund's Board of Trustees, the Adviser exercises overall responsibility for the investment and reinvestment of the Fund's Assets for which its has primary investment responsibility and continuously monitors and supervises all aspects of the Sub-Adviser's performance of its investment duties. In so doing, the Adviser manages the day-to-day investment operations of the Fund and the composition of the investment portfolios of the Bond and Money Market Portfolios and the assets of the Asset allocation Portfolio not allocated to the management of the
Sub-Adviser, including the purchase, retention and disposition of the investments, securities and cash contained therein.

     Subject to overall responsibility of the Fund's Board of Trustees and the Adviser, the Sub-Adviser will exercise overall responsibility for the investment and reinvestment of the Stock Portfolio and the portion of the assets of the Asset Allocation Portfolio allocated by the Adviser to the Sub-Adviser. In so doing, the Sub-Adviser will manage the day-to-day operations of the investment portfolio of the Stock Portfolio and the portion of the Asset Allocation Portfolio for which it has primary advisory responsibility, which includes all equity investments.

     Under the terms of the Advisory Agreement, Washington Square is obligated to manage the Fund's Portfolios in accordance with applicable laws and regulations.


     The Advisory and Sub-Advisory Agreements ("Agreements") were reapproved by the Board of Trustees, including a majority of the Trustees who are not parties to the Agreements, or interested persons of such parties, at a meeting held on March 5, 1997, to be effective April 1, 1997. The Agreements will continue in effect indefinitely, provided such continuance is approved annually by (i) the holders of a majority of the outstanding voting securities of the Fund or by the Board, and (ii) a majority of the Trustees who are not parties to such Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Board approved the Agreements on March 6, 1996. Each Agreement may be terminated without penalty on 60 days written notice by either party to the Agreement and will terminate automatically if assigned.

     The Fund pays the Adviser for its services under the Agreement a fee based on an annual percentage of the average daily net assets of each portfolio. For each Portfolio, the Fund pays the Adviser a fee at an annual rate not to exceed
 .50% of the first $100 million of the average daily net assets of the Portfolio, and .45% of the average daily net assets of the Portfolio in excess of $100 million. The Fund does not pay the Sub-Adviser. For the years 1996, 1995, and 1994, the Fund paid the Adviser the following management fees: Stock Portfolio, $53,353, $23,450 and $33,276, respectively; Money Market Portfolio, $14,752, $7,184 and $13,776, respectively; Bond Portfolio, $7,176, $3,692, and $6,302
respectively;   Asset  Allocation  Portfolio,   $34,689,  $16,081  and  $24,168,
respectively.

DISTRIBUTION OF FUND SHARES

     Shares of the Fund are distributed through Washington Square Securities, Inc., a wholly-owned subsidiary of ReliaStar Financial Corp. The Fund entered into a distribution agreement, with Washington Square Securities, Inc. on February 1, 1997. Washington Square Securities, Inc., a registered broker-dealer under the Securities Act of 1934, and member of the National Association of Securities Dealers, Inc., receives no remuneration from the Fund.

     ReliaStar Financial Marketing Corporation, formerly known as USLICO Securities Corp., a direct wholly-owned subsidiary of ReliaStar Financial Corp. served as the Fund's Distributor pursuant to a distribution contract, until February 1, 1997.


PURCHASES AND REDEMPTIONS

     For information on purchase and redemption of shares, see "Purchase of Shares" and "Redemption of Shares" in the Fund's Prospectus. The Fund may suspend the right of redemption of shares of any Portfolio for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which may make payment or transfer not reasonable practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holder of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.


CUSTODIAN

     Crestar Bank, a Virginia banking institution serves as custodian for the Fund's portfolio securities and cash. In that capacity, Crestar maintains certain financial and accounting books and records pursuant to a separate agreement with the Fund.

ADMINISTRATIVE SERVICES AGREEMENT

     ReliaStar United Services Life Insurance Company ("RUSL") acts as the Fund's dividend disbursing, transfer, administrative and accounting services agent pursuant to an Administrative Services Agreement (the "Administrative Agreement") by and between the Fund, RUSL, and the Adviser.

     As compensation, RUSL will be reimbursed for its costs associated with providing services under the Administrative Agreement to the Fund. Such reimbursements will be fair and reasonable and include all costs incurred by RUSL.

     The Administrative Services Agreement is renewable from year to year if the Fund's trustees, (including a majority of the Fund's disinterested trustees) approve the continuance of the Agreement. RUSL or the Fund may terminate the Administrative Services Agreement on 90 days written notice to the other party. Amendments to the Agreement may be effected if approved by the Trustees of the Fund (including a majority of the disinterested trustees) and the Agreement is not assignable by the Fund without the written consent of RUSL, or by RUSL without the written authorization of the Fund's Board of Trustees.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

BROKERAGE AND RESEARCH SERVICES

     There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transaction on national stock exchanges and other agency transaction involve the payment of the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

     The Adviser or the Sub-Adviser for a Portfolio places all orders for the purchase and sale of portfolio securities and options for a Portfolio through a substantial number of broker-dealers. In executing transactions, the Adviser or the Sub-Adviser will attempt to obtain the best execution for a Portfolio taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In effecting purchases and sales of portfolio securities in transaction on national stock exchanges for the account of the Fund the Adviser or the Sub-Adviser may pay higher commission rates than the lowest available when the Adviser or the Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as described below. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or mark-up.

     Some securities considered for investment by the Fund's Portfolios may also be appropriate for other clients served by the Adviser or the Sub-Adviser. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by the Adviser or the Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and clients in a manner deemed fair and reasonable by the Adviser or the Sub-Adviser. Although there is no specified formula for allocating such transaction, the various allocation methods used by the Adviser or the Sub-Adviser, and the results of such allocations, are subject to periodic review by the Fund's Adviser and Board of Trustees.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser for a Portfolio may receive research services from many broker-dealers with which the Adviser places the Portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Adviser in advising its various clients (including the Fund), although not all of these services are necessarily useful and of value in managing a Portfolio. The management fee paid by the Portfolio is not reduced because the Adviser and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, the adviser may cause a Portfolio to pay a broker-dealer, which provides "brokerage and research services" (as defined in that Act) to the Adviser, an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction.


     The Fund paid brokerage commissions of $50,288 for the Stock Portfolio and $17,072 for the Asset Allocation Portfolio for the year ended December 31, 1996.


PORTFOLIO TURNOVER

     For reporting purposes, the portfolio turnover rate of each Portfolio is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Portfolio during the fiscal year. In determining such portfolio turnover, long-term U.S. Government securities are included. Short-term U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the Portfolio's securities (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for each Portfolio will vary from year to year, depending on market conditions. Because each Portfolio has a different investment objective, each will have a different expected rate of portfolio turnover. However, the portfolio turnover rate will not be a limiting factor when management deems it appropriate to buy or sell securities for a particular Portfolio.

     The writing of call options by the Stock and Asset Allocation Portfolios may result in higher turnover than otherwise would be the case and, therefore, greater commission expenses.


     It is anticipated that the annual portfolio turnover, as defined above, will not exceed the following limits of the Portfolios under normal market conditions: Money Market Portfolio -- 0%; Stock Portfolio -- 125%; Bond Portfolio -- 100%; and Asset Allocation Portfolio -- 150%. Increased portfolio turnover may result in greater brokerage commission. In 1996, the Portfolio turnover rate was: Stock Portfolio -- 79.17%; Bond Portfolio -- 47.37%; and Asset Allocation Portfolio -- 61.98%.


     Market conditions and changes in interest rates may result in turnover at a greater or lesser than anticipated.

                                 NET ASSET VALUE

     As indicated under "Net Asset Value" in the Prospectus, the Fund's net asset value per share for the purpose of pricing purchase and redemption orders is determined after 4:00 p.m. Eastern Standard Time, on each day the New York Stock Exchange is open for trading. Net asset value will not be determined on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


     Pursuant to an exemptive rule of the Securities and Exchange Commission, The Money Market Portfolio's securities are valued by the amortized cost method. This method of valuation involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the security. During periods of declining interest rates, the quoted yield on shares of the Portfolio may tend to be higher than that of a fund or Portfolio with identical investments which uses a method of valuation based on market prices an estimates of market prices for all its portfolio securities. Thus, if the use of amortized cost by the Portfolio resulted in lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield of he purchased shares on that day than he would be able to receive from a fund or Portfolio using solely market values. Existing investors in the Portfolio would receive less investment income. The converse is true in a period of rising interest rates.

     The Rule permitting the Portfolio to use the amortized cost method of valuation requires that, under the direction of the Board of Trustees, certain procedures be adopted to monitor and stabilize the price per share of the Portfolio. Calculations are made to compare the value of its investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by issuers or market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments or U.S. Government securities published by reputable sources at the mean between the bid and asked prices for the instruments. In the event that a deviation of 1/2 of 1% or more exists between the Fund's $1.00 per share net asset value and the net asset value calculated by reference to market quotations, or if there is any other deviation which the Board of Trustees believes would result in a material dilution of shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be initiated.

     Under the exemptive Rule of the Securities and Exchange Commission allowing the Fund to use the amortized cost method of valuation of portfolio securities, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, with certain limited exceptions, the Fund cannot invest more than 5% of its assets in the securities of a single issuer (other than government securities). Investments in Second Tier securities in the aggregate must be limited to 5% of the Fund's total assets, and investment in a single Second Tier Security cannot exceed the greater of 1% of total assets or $1 million. See, "Investment Strategies."

     The Fund can only invest in instruments having remaining maturities of 397 days or less and can only invest in securities determined by the Adviser to be of high quality with minimal credit risks.

     On December 31, 1996, the net asset value per share of each portfolio was calculated as follows:



                  The Stock Portfolio
                  Net Assets     $23,558,091                  = Net Asset Value Per Share $13.25
                  -----------------------------------
                  Shares Outstanding  1,777,387

                  The Money Market Portfolio
                  Net Assets     $5,979,861                   = Net Asset Value Per Share $1.00
                  -----------------------------------
                  Shares Outstanding  5,979,861

                  The Bond Portfolio
                  Net Assets     $2,783,385                   = Net Asset Value Per Share $10.02
                  -----------------------------------
                  Shares Outstanding  277,650

                  The Asset Allocation Portfolio
                  Net Assets     $14,614,568                  = Net Asset Value Per Share $11.85
                  -----------------------------------
                  Shares Outstanding  1,233,142



                         CALCULATION OF PERFORMANCE DATA

     The Fund is the successor to the Separate Account I (a Stock Account), Separate Account II (a Money Market Account), Separate Account III (a Bond Account) and Separate Account IV (an Asset Allocation Account) of ReliaStar United Services Life Insurance Company and Separate Account I (a Stock Account), Separate Account II (a Money Market Account), Separate Account III (a Bond Account) and Separate Account IV (an Asset Allocation Account) of ReliaStar Bankers Security Life Insurance Company (collectively, the "RUSL and RBSL Separate Accounts"). On April 30, 1988, the investment-related assets and liabilities of the RUSL and RBSL Separate Accounts were transferred to the Stock, Money Market, Bond and Asset Allocation Portfolios of the Fund. Performance calculations are based upon the RBSL Separate Accounts.


                        THE MONEY MARKET PORTFOLIO YIELD

     To calculate a seven-day yield for the Money Market Portfolio, the Fund uses a hypothetical, pre-existing account having a balance of $100 at the beginning of the seven-day period. The net change in the value of the Portfolio during the seven-day period (excluding any realized gains or losses from the sale of securities and unrealized appreciation and depreciation) is divided by the value of the Account at the beginning of the period and then multiplied by 365/7 to obtain the annual yield to the nearest hundredth of one percent. Since the net change in the seven-day value is used, the values reflect the charges made against the Portfolio.

     The seven-day yield does not necessarily represent the future yield of the Money Market Portfolio. Yields fluctuate on a daily basis and reflect quality, length of maturities, rates of return and market conditions for money market investments suitable for this Portfolio.


     A hypothetical example of how we calculate the seven-day yield for the period ending December 31, 1996, assuming the values used are as follows:



     (1)   Value on Dec. 24, 1996..........................................            $100.00
     (2)   Value on Dec. 31, 1996 (exclusive of capital charges)..........              100.08
     (3)   Net change:(2) - (1)............................................                .08
     (4)   Net change divided by Value on Dec. 24, 1996:
                (3) divided by (1).........................................              .0008
     (5)   Seven-day yield annualized (multiplied by 365/7)................              4.17%



                 THE BOND PORTFOLIO, THE COMMON STOCK PORTFOLIO,
                        THE ASSET ALLOCATION PORTFOLIO -
                                SEC 30 DAY YIELD

         Yield is computed by dividing the net investment income per share deemed earned during the computation period by the maximum offering price per share on the last day of the period according to the following formula:

                         a-b
                         ---     6
          SEC YIELD = 2[( cd + 1)  -1]

Where:    a    = dividends and interest earned during the period;

          b    = expenses accrued for the period (net of reimbursements);

          c    = the  average  daily  number of shares  outstanding  during  the period that were entitled to receive dividends: and,

          d    = the  maximum  offering  price  per share on the last day of the period.

     The SEC 30 day yield for the period ending December 31, 1996 for the Bond Portfolio was 6.55%; the Common Stock Fund, 2.48%; and the Asset Allocation Fund 4.62%

  THE STOCK PORTFOLIO, THE BOND PORTFOLIO, AND THE ASSET ALLOCATION PORTFOLIO -
                          AVERAGE ANNUAL TOTAL RETURN

     Average Annual Total Return is computed by finding the average annual compounded rates of return over 1, 5, and 10 years that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                                       1/n
                           P(1+T)    = ERV or T = ERV/P     - 1

Where:    P    = a hypothetical initial payment of $1,000;

          T    = average annual total return;

          n    = number of years; and,

          ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

     This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

     Average annual total return figures for one year ending December 31, 1996 are: 22.90% -- Stock Portfolio; 2.70% -- Bond Portfolio; and, 12.44% -- Asset Allocation Portfolio. For the five year period ending December 31, 1996, the average annual total return figures are: 14.76% --Stock Portfolio; 7.05% -- Bond Portfolio; and, 10.94% -- Asset Allocation Portfolio. For the ten year period ending December 31, 1996, the average annual total return for the Stock Portfolio was 12.34%. Because the Bond and Asset Allocation Portfolios commenced operations on June 25, 1987, no ten-year period average annual total return figures are reported. Life of the fund return figures are reported in lieu of 10 year figures based on the inception of the Portfolios ending December 31, 1996 are: 8.74% -- Bond Portfolio and 9.64% -- Asset Allocation Portfolio.

    THE STOCK PORTFOLIO, THE BOND PORTFOLIO, THE ASSET ALLOCATION PORTFOLIO -
                            CUMULATIVE TOTAL RETURN

     Cumulative Total Return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

              CTR =      ERV - P
                         ----------  *  100
                              P

Where:    CTR  = Cumulative total return;

          ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period; and,

          P    = initial payment of $1,000.

     This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

     The cumulative total return for the fiscal year ending December 31, 1996, for each Portfolio was 220.14%, Stock Portfolio; 131.15%, Bond Portfolio; and, 151.01%, Asset Allocation Portfolio.

                             PERFORMANCE COMPARISONS

     Comparative performance information may be used from time to time in advertising each Portfolio's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc. and other entities or organizations which track the performance of investment companies. Each Portfolio's performance also may be compared to the performance of its respective Comparison Index, if any, as described in the Prospectus, and, additionally, to the performance of unmanaged indices. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management cost and expenses.

     Quotations of yield or total return for the Fund will not take into account charges or deductions against the Separate Account to which the Fund shares are sold or charges and deductions against the policies issued by RUSL and RBSL. Performance information for a Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculation is based. Performance information should be considered in light of the Portfolios' investment objectives and policies, characteristics and quality of the Portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.



                                    TAXATION

     Each Portfolio intends to qualify annually and elects to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the "Code").

     To qualify as a regulated investment company, each Portfolio must, among other things: (i) derive in each taxable year at least ninety percent (90%) of its gross income from dividends, interest, payments with respect to securities loan, and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) derive in each taxable year less than thirty percent (30%) of its gross income from the sale or other disposition of stock or securities held less than three months; (iii) diversify its holdings so that, at the end of each quarter of the taxable year,(a) at least fifty percent (50%) of the market value of the Portfolios' assets are represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than five percent (5%) of the value of the Portfolio's total assets and 10 percent (10%) of the outstanding voting securities of such issuer, and (b) not more than twenty-five percent (25%) of the value of its total assets is invested in the securities of and one issuer (other than U.S. Government securities or the securities of other resulted investment companies); and (iv) distribute at least ninety percent (90%) of its net investment income (which includes dividends, interest, and net short-term capital gains in excess of and net long-term capital losses) each taxable year.

     As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on its net investment income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. Each Portfolio intends to distribute to its shareholders, at least annually, substantially all of its net investment income and any net capital gains. In addition, amounts not distributed by a Portfolio on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible four percent (4%) excise tax. To avoid the tax, a Portfolio must distribute during each calendar year, (i) at least ninety-eight percent (98%) of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least ninety-eight percent (98%) of its capital gains in excess of its capital losses for the twelve-month period ending October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make these distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it is declared by a Portfolio before December 31 of the year and paid by the Portfolio by January 31 of the following year. Such distribution will be taxable to shareholders (the Separate Account) in the year the distributions are declared, rather than the year in which the distributions are received.

DISTRIBUTIONS

     Distributions of any new investment income by a Portfolio are taxable to the shareholder as ordinary income. Net capital gains will be treated, to the extent distributed, as long-term capital gains in the hands of the shareholder.


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

     The Declaration of Trust does not require that the Fund hold annual or regular meetings of shareholders. Meetings of the Shareholders may be called by the Trustees and held at such times the Trustees may from time to time determine, for the purpose of the elections of Trustees or such other purposes as may be specified by the Trustees.

LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund, or Portfolio thereof, organized as a Massachusetts business trust. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund, or Portfolio thereof, for all loss and expense of any shareholder held personally liable for the obligations of the Fund or Portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund or Portfolio would be unable to meet its obligations.

                              FINANCIAL STATEMENTS

     The audited Financial Statements and accompanying Report of Independent Auditors' (Deloitte & Touche LLP for the Fund for the fiscal year ended December 31, 1995 and 1996) are incorporated herein by reference to the Registrant's 1996 Annual Report to Shareholders filed with the U.S. Securities and Exchange Commission on February 25, 1997. No other portion of the Annual Report is so incorporated. Please call 1-800-338-7737, ext. 3626 to obtain a copy of the most recent Annual Report of the Fund at no charge.



                              KPMG PEAT MARWICK LLP
                          INDEPENDENT AUDITORS' REPORT


The Board of Trustees
USLICO Series Fund:


We have audited the statement of assets and liabilities and the related statement of operations and changes in net assets of the USLICO Series Fund as of and for the year ended December 31, 1994 (not presented herein), and the condensed financial information for the years ended December 31, 1994, 1993, and 1992. The financial statements and condensed financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and the condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evident supporting the amounts and disclosures in the financial statements and the condensed financial information. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements (not presented herein) and the condensed financial information referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the USLICO Series Fund as of December 31, 1994, and the results of their operations and changes in their net assets for the year ended December 31, 1994, and the condensed financial information for the years ended December 31, 1994, 1993 and 1992, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Washington, D.C.
February 2, 1995

                                   APPENDIX I

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

     (a) Corporate Bonds: Bonds are rated Aa by Moody's Investors Service, Inc. are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess may favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest as susceptibility to impairment sometime in the future.

     Moody's Baa rated bonds are Considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     Bonds rated AA by Standard & Poor's Corporation are judged by Standard & Poor's to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (Standard & Poor's highest rating). Bonds rated AAA are considered by Standard & Poor's to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market. Bonds rated A by Standard & Poor's have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     Standard & Poor's BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

     (b) Commercial Paper: The ratings Prime-1 and Prime-2 are the two highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt;
(6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.

     Commercial paper rated A-1 or A-2 by Standard & Poor's has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements;
(2) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB; (3) the issuer should have access to at least two additional channels of borrowing; (4) basic earnings and cash flow should have an upward trend with allowance made for unusual circumstances; and (5) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification.



PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements

          Contained in Part A:
          Financial Highlights for each portfolio for each year in the ten year period ending December 31, 1996, for the common stock and money market portfolios.
          Financial highlights for each year since inception of The Bond Portfolio and The Asset Allocation Portfolio for the period ending December 31, 1996.

          Contained in Part B:
          The financial statements are incorporated by reference into in Part B from the Registrant's 1996 Annual Report to Shareholders filed February 25, 1997.

     (b)  Exhibits

          1. Agreement and Declaration of Trust of USLICO Series Fund, filed as an Exhibit to Form N-14 of Bankers Security Variable Life Separate Account I, Bankers Security Life Insurance Society, and the USLICO Series Fund on January 19, 1988, File No. 33-19750, filed as an Exhibit hereto.

          2. USLICO Series Bylaws, filed as an Exhibit to Form N-14 of Bankers Security Variable Life Separate Account I, Bankers Security Life Insurance Society, and the USLICO Series Fund on January 19, 1988, File No. 33-19750, filed as an Exhibit hereto.

          3.   Voting Trust Agreement. Not Applicable.

          4.   Specimen Security. Not Applicable.

          5.1 Investment Advisory Agreement by and between USLICO Series Fund and Washington Square Advisers, Inc. restated as of March 5, 1997, to reflect a name change, filed as an Exhibit hereto.

          5.2 Sub-Investment Advisory Agreement by and between Newbold's Asset Management, Inc. and Washington Square Advisers, Inc. restated as of March 5, 1997, to reflect a name change, filed as an Exhibit hereto.

          6. Distribution Agreement by and between USLICO Series Fund and Washington Square Securities, Inc., dated February 1, 1997, filed as an Exhibit hereto.

          7.   Bonus, Profit Sharing, or Pension Plans. None.

          8. Custodian Agreement by and between USLICO Series Fund and Crestar Bank, dated May 2, 1988, filed as an Exhibit hereto.

          9. Administrative Services Agreement by and between USLICO Series Fund, Washington Square Advisers, Inc. and ReliaStar United Services Life Insurance Company dated January 1, 1997, filed as an Exhibit hereto

          10. Opinion and Consent of Robert B. Saginaw filed as an Exhibit to Post-Effective Amendment No. 9 to Form N-1A on April 30, 1996, File No. 33-20957, and incorporated herein by reference.

          11.1 Consent of Deloitte & Touche LLP, dated April 28, 1997 filed as an Exhibit hereto.

          11.2 Consent of KPMG Peat Marwick, dated April 29, 1997 filed as an Exhibit hereto.

          12.  All Financial Statements Omitted from Item 23. None.

          13.  Letter of Investment Intent. Not Applicable.

          14.  Copy of Prototype defined contribution plan. Not Applicable.

          15. Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Not Applicable.

          16. Schedule for Computation of Performance Data - Common Stock Fund, Money Market Portfolio, Bond Portfolio, and Asset Allocation Portfolio, filed as an Exhibit hereto.

          17.1 Power of Attorney, dated May 1, 1989, filed as an Exhibit to Post-Effective Amendment No. 2 to Form N-1A on May 1, 1989, File No. 33-19749, and incorporated herein by reference.

          17.2 Power of Attorney, dated April 27, 1995, filed as an Exhibit to Post-Effective Amendment No. 8 to Form N-1A of USLICO Series Fund, on April 27, 1995, File No. 33-20957, and incorporated herein by reference.

          17.3 Financial Data Schedule - Common Stock Fund, filed hereto electronically as Exhibit 27.1 pursuant to Rule 401 of Regulation S-T.

          17.4 Financial Data Schedule - Money Market Portfolio, filed hereto electronically as Exhibit 27.2 pursuant to Rule 401 of Regulation S-T.

          17.5 Financial   Data   Schedule  -  Bond   Portfolio,   filed  hereto
               electronically as Exhibit 27.3 pursuant to Rule 401 of Regulation S-T.

          17.6 Financial Data Schedule - Asset Allocation Portfolio, filed hereto electronically as Exhibit 27.4 pursuant to Rule 401 of Regulation S-T.

          18. Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940. Not Applicable.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          A chart identifying the subsidiaries of ReliaStar Financial Corp. and their relationship to one another is incorporated by reference to item 26 of Form N-4 Registration Statement of ReliaStar Bankers Security Variable Annuity Funds M, P, and Q, File No. 33-11489, filed February 28, 1997.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

          Two - ReliaStar United Services Variable Life Separate Account I and ReliaStar Bankers Security Variable Life Separate Account I.



ITEM 27. INDEMNIFICATION

          Reference is made to Article V, Section 5.4 of the Registrant's Agreement and Declaration of Trust, which is incorporated by reference herein.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant) of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS

     (a) The directors and officers of the Adviser, Washington Square Advisers, Inc. and their businesses and other connection during the past two years are as follows:


           NAME OF INDIVIDUAL         BUSINESS AND OTHER CONNECTIONS
           ------------------         ------------------------------
           Susan M. Bergen            Counsel of ReliaStar  Life Insurance  Company;  Secretary of
                                      Adviser and Washington Square Securities, Inc.

           Richard R. Crowl           Senior  Vice  President  and  General   Counsel,   ReliaStar
                                      Financial Corp. and ReliaStar Life Insurance  Company Senior
                                      Vice President and General Counsel, WSA.

           Gregory A. Hanson          Senior Vice President and Portfolio Manager, WSA.

           Douglas P. Hedberg         Executive Vice President and Managing Director, WSA.

           Wayne R. Huneke            Senior Vice President and Chief Financial Officer, ReliaStar
                                      Financial  Corp.  and  ReliaStar  Life  Insurance   Company;
                                      Treasurer and Chief Financial Officer, WSA.

           Mark S. Jordahl            Executive Vice President and Managing Director, WSA.

           Kenneth U. Kuk             Vice President, ReliaStar Financial Corp. and ReliaStar Life
                                      Insurance Company;  Chief Executive  Officer,  President and
                                      Director, WSA.

           James L. Mahnke            Senior Vice President and Portfolio Manager, WSA.

           John Maschoff              Senior Vice President and Portfolio Manager, WSA.

           Frank P. Pintens           Senior Vice President and Portfolio Manager, WSA.

           John J. Turner             Chairman and Chief Executive  Officer,  ReliaStar  Financial
                                      Corp. and ReliaStar Life Insurance Company; Director, WSA.



     (b) The directors and officers of the Sub-Adviser, Newbold's Asset Management, Inc. and their businesses and other connection during the past two years are as follows:


           NAME                         TITLE                           BUSINESS AND OTHER CONNECTIONS
           ----                         -----                           ------------------------------
Harold Joseph Baxter        Chairman, CEO, Director        Chairman,  CEO, and Director of the sub-adviser  since July,
                                                           1996;  Chairman,  CEO,  and  Director  of  Pilgrim  Baxter &
                                                           Associates, Ltd. since August, 1985.

James Henry Farrell, Jr.    Chief Investment  Officer and  Chief  Investment  Officer and  Director of the  sub-adviser
                            Director                       since September,  1996; prior thereto President of Farrell &
                                                           Seiwell, Inc. from April, 1996 to April 1997; prior thereto,
                                                           Sole  Proprietor  of  James  H.  Farrell,   Jr.   Investment
                                                           Counselor from July, 1994 to March, 1996.

David Wade Jennings         President,  COO, Director and  President,  COO, Director,  and Treasurer of the sub-adviser
                            Treasurer                      since July,  1996;  Director  of Client  Services at Pilgrim
                                                           Baxter & Associates,  Ltd.,  since March 1996; prior thereto
                                                           President of Downing Street  Associates from February,  1994 to February, 1996.

Eric Charles Schneider      Chief Financial Officer        CFO of the  sub-adviser  since  July,  1996;  CFO of Pilgrim
                                                           Baxter  &  Associates,  Ltd.  since  February,  1996;  prior thereto,  Partner,  Sacco, Sweeney & Schneider from January,
                                                           1986 to January 1996.

Amy Yuter                   Chief Compliance Officer       Chief  Compliance  Officer of the  sub-adviser  since  July,
                                                           1996; Registered  Principal,  SEI Financial Services Company
                                                           since March, 1996; Chief Compliance Officer,  Pilgrim Baxter
                                                           & Associates, Ltd. since July, 1995.

John Mark Zerr              General Counsel, Secretary     General Counsel and Secretary of the sub-adviser since July,
                                                           1996;  General  Counsel and  Secretary  of Pilgrim  Baxter &
                                                           Associates,  Ltd. since November,  1996;  prior thereto Vice
                                                           President  and  Assistant  Secretary of Delaware  Management
                                                           Company, Inc. from July, 1995 to November, 1996.


ITEM 29. PRINCIPAL UNDERWRITERS

     (a) Washington Square Securities, Inc. serves as the Fund's Distributor and as the Distributor of Bankers Security Variable Annuity Contracts issued by subaccounts of its Separate Accounts P and Q, pursuant to a distribution contract. It also acts as Distributor to ReliaStar Life Insurance Company products: ReliaStar Select Variable Account Annuity II; ReliaStar Select Variable Account Annuity III; Select*Life Variable Account - Life I; Select*Life Variable Account - Life II; Select*Life Variable Account - Life III; Select*Life Variable Account
          - SVUL.

          Washington  Square  Securities,  Inc.  also  acts as  Distributor  to:
          Northern Life Insurance Co. - Separate Account One - Advantage; and, ReliaStar Bankers Security Life Insurance Co. - ReliaStar Banker's Variable Life New York.

     (b)  The directors and officers of WSSI are as follows:

          NAME                             POSITIONS AND OFFICES WITH WSSI
          ----                             -------------------------------
          John H. Flittie                  Director and Chairman
          Roger W. Arnold                  Director
          Michael J. Dubes                 Director
          Robert C. Salipante              Director
          Steven W. Wishart                Director
          James R. Gelder                  President and Chief Executive
                                               Officer
          Michael R. Fanning               Executive Vice President and
                                               Chief Marketing Officer
          Jeffrey A. Montgomery            Executive Vice President and
                                               Chief Operating Officer
          Robert B. Saginaw                Vice President and
                                               Chief Legal Officer
          Susan M. Bergen                  Secretary
          David Braun                      Assistant Vice President
          Karin Callanan                   Assistant Vice President
          Timothy J. Lyle                  Assistant Vice President and
                                               Chief Compliance Officer
          Margaret B. Wall                 Treasurer and Chief Financial
                                                Officer
          David Cox                        Assistant Secretary
          Allen L. Kidd                    Assistant Secretary
          Loralee A. Renelt                Assistant Secretary


          The principal business address of each of the foregoing executive officers is 20 Washington Avenue South, Minneapolis, Minnesota 55401, except for the following individuals whose principal business addresses are listed after their respective names: Michael J. Dubes, 1110 3rd Avenue, Seattle, Washington 98101; Allen L. Kidd, 222 North Arch Road, Richmond, Virginia 23236.


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

          The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at 4601 Fairfax Drive, Arlington, Virginia 22203.

ITEM 31. MANAGEMENT SERVICES

          Not applicable.

ITEM 32. UNDERTAKINGS

     (a)  Not Applicable.

     (b) Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of Registrant's Registration Statement under the Securities Act of 1933.


                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 10 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Arlington, County of Arlington, Commonwealth of Virginia this 30th day of April 1997.


                               USLICO SERIES FUND


                                By /S/ROBERT B. SAGINAW
                                  ---------------------
                                      Robert B. Saginaw
                                      Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


         SIGNATURE                                   TITLE                                       DATE
         ---------                                   -----                                       ----
         Richard C. Kaufman*                     Chairman of the Board of Trustees          April 30, 1997

         Jeri A. Eckhart**                       Trustee                                    April 30, 1997

         Wayne O. Jefferson, Jr.**               Trustee                                    April 30, 1997



         /S/REBECCA B. CRUNK                     Vice President and Treasurer               April 30, 1997
         -------------------
            Rebecca B. Crunk




  *  By /S/ROBERT B. SAGINAW
        --------------------
           Robert B. Saginaw
           Attorney-in-Fact
           April 30, 1997


* Power of Attorney filed in Post-Effective Amendment No. 2, File No. 33-19749, filed on May 1, 1989, and incorporated by reference herein.

**   Powers  of  Attorney   for  Ms.   Eckhart  and  Mr.   Jefferson   filed  in
     Post-Effective Amendment No. 8, filed April 27, 1995, filed No. 33-19749, and incorporated by reference herein.